                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COST


B.1  PRICES/COSTS

The contractor shall provide items/support on a Firm-Fixed Price (FFP) and Time and Materials (T&M) basis, as specified in B.2 Prices/Costs, in accordance with this Task Order and the respective GSA Schedule Contract.

Effective support of this Task Order may require the use of computer resources and materials by the contractor. Such resources shall not exceed the amount shown in Time and Material CLIN 010. The Task Order may require the contractor to travel outside of the metropolitan Washington D.C. area to provide appropriate support. Such travel shall not exceed the amount shown in Time and Material CLIN 011.

The contractor shall not exceed the price awarded for each Contract Line Item Number (CLIN) without official modification of the Task Order by the Contracting Officer. As a summary, the following table maps the task numbers to their respective CLIN numbers.

                            Task/CLINs Mapping Table

---------- -------------------------------
  Task                  CLIN
---------- -------------------------------
    1      001
---------- -------------------------------
    2      RESERVED
---------- -------------------------------
    3      002, 003,
---------- -------------------------------
    4      004, 005, 006
---------- -------------------------------
    5      007, 008, 009, 010, 011
---------- -------------------------------



B.2  PRICES/COSTS

----------- -------------------------------------- -------- ------- -------------- ------------
   CLIN                  DESCRIPTION                UNIT     QTY     UNIT AMOUNT     AMOUNT
----------- -------------------------------------- -------- ------- -------------- ------------
            FIRM FIXED PRICE

----------- -------------------------------------- -------- ------- -------------- ------------
            TASK 1:  GSA OLU Set Up and First
001         Year Host Services (Mandatory)         EA       1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------

----------- -------------------------------------- -------- ------- -------------- ------------
            TASK 2:  RESERVED
----------- -------------------------------------- -------- ------- -------------- ------------

----------- -------------------------------------- -------- ------- -------------- ------------
            TASK 3:  OLU HOST & MAINTENANCE
            SERVICES
----------- -------------------------------------- -------- ------- -------------- ------------
            OLU HOST AND MAINTENANCE (OPTION
002         YEAR 1)
----------- -------------------------------------- -------- ------- -------------- ------------
            GSA OLU Host/Maintenance (Option
002a        Year 1)                                Qtr      1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------
            GSA OLU Host/Maintenance (Option
002b        Year 1)                                Qtr      1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------
            GSA OLU Host/Maintenance (Option
002c        Year 1)                                Qtr      1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------
            GSA OLU Host/Maintenance (Option
002d        Year 1)                                Qtr      1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------

----------- -------------------------------------- -------- ------- -------------- ------------
            TASK 3:  OLU HOST & MAINTENANCE
            SERVICES
----------- -------------------------------------- -------- ------- -------------- ------------
            OLU HOST AND MAINTENANCE (OPTION
003         YEAR 2)
----------- -------------------------------------- -------- ------- -------------- ------------
            GSA OLU Host and Maintenance (Option
003a        Year 2)                                Qtr      1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------
            GSA OLU Host and Maintenance (Option
003b        Year 2)                                Qtr      1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------
            GSA OLU Host and Maintenance (Option
003c        Year 2)                                Qtr      1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------
            GSA OLU Host and Maintenance (Option
003d        Year 2)                                Qtr      1            [*]         $[*]
----------- -------------------------------------- -------- ------- -------------- ------------


GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE B-1

-------------------
* Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COST

---------- ----------------------------------------- ------------ ------- ------------ -------------
  CLIN                   DESCRIPTION                    UNIT       QTY    UNIT AMOUNT     AMOUNT
---------- ----------------------------------------- ------------ ------- ------------ -------------
           FIRM FIXED PRICE (CONTINUED)

---------- ----------------------------------------- ------------ ------- ------------ -------------
           TASK 4: ONLINE TRAINING SUPPORT
---------- ----------------------------------------- ------------ ------- ------------ -------------
           GSA OLU ONLINE TRAINING/COURSEWARE        COURSE
004        (MANDATORY)  SEE NOTES F AND G            REGISTRATION 20,000                $[*]
---------- ----------------------------------------- ------------ ------- ------------ -------------

---------- ----------------------------------------- ------------ ------- ------------ -------------
           GSA ONLINE TRAINING/COURSEWARE  (OPTION   COURSE
005        YEAR 1) SEE NOTES F AND G                 REGISTRATION 30,000                $[*]
---------- ----------------------------------------- ------------ ------- ------------ -------------

---------- ----------------------------------------- ------------ ------- ------------ -------------
           GSA ONLINE TRAINING/COURSEWARE  (OPTION   COURSE
006        YEAR 2) SEE NOTES F AND G                 REGISTRATION 40,000                $[*]
---------- ----------------------------------------- ------------ ------- ------------ -------------

---------- ----------------------------------------- ------------ ------- ------------ -------------
012         RESERVED
---------- ----------------------------------------- ------------ ------- ------------ -------------

TIME AND MATERIAL  TASK 5:  PROGRAM SUPPORT:

CLIN 007  PROGRAM SUPPORT (MANDATORY)

-------------------------------------------------------------------------------------------------
DATES FROM 4/18/01 - 6/28/01 & 6/29/01 -
4/17/02
-------------------------------------------------------------------------------------------------
                                                           Dates
-------------------------------------------------------------------------------------------------
Labor Category                   Fixed Hourly    From MM/YY   To MM/YY    Hours for   Extended
                                     Rate                                Estimating     Amount
                                                                        Purpose Only
-------------------------------------------------------------------------------------------------
Project Manager                     $[*]           4/1/01      6/28/01        75       $[*]
-------------------------------------------------------------------------------------------------
Project Manager                     $[*]          6/29/01      3/31/02       225       $[*]
-------------------------------------------------------------------------------------------------
Senior Analyst                      $[*]           4/1/01      6/28/01       150       $[*]
-------------------------------------------------------------------------------------------------
Senior Analyst                      $[*]           6/29/01     3/31/02       450       $[*]
-------------------------------------------------------------------------------------------------
Senior Designer                     $[*]           4/1/01      6/28/01       100       $[*]
-------------------------------------------------------------------------------------------------
Senior Designer                     $[*]           6/29/01     3/31/02       300       $[*]
-------------------------------------------------------------------------------------------------
Journeyman Analyst                  $[*]           4/1/01      6/28/01       100       $[*]
-------------------------------------------------------------------------------------------------
Journeyman Analyst                  $[*]           6/29/01     3/31/02       300       $[*]
-------------------------------------------------------------------------------------------------
Junior Analyst                      $[*]           4/1/01      6/28/01       150       $[*]
-------------------------------------------------------------------------------------------------
Junior Analyst                      $[*]           6/29/01     3/31/02       450       $[*]
-------------------------------------------------------------------------------------------------
Programmer                          $[*]           4/1/01      6/28/01       175       $[*]
-------------------------------------------------------------------------------------------------
Programmer                          $[*]           6/29/01     3/31/02       525       $[*]
-------------------------------------------------------------------------------------------------
Instructor                          $[*]           4/1/01      6/28/01       300       $[*]
-------------------------------------------------------------------------------------------------
Instructor                          $[*]           6/29/01     3/31/02       900       $[*]
-------------------------------------------------------------------------------------------------
Graphics Artist                     $[*]           4/1/01      6/28/01       300       $[*]
-------------------------------------------------------------------------------------------------
Graphics Artist                     $[*]           6/29/01     3/31/02       900       $[*]
-------------------------------------------------------------------------------------------------
Technical Editor                    $[*]           4/1/01      6/28/01       100       $[*]
-------------------------------------------------------------------------------------------------
Technical Editor                    $[*]           6/29/01     3/31/02       300       $[*]
-------------------------------------------------------------------------------------------------
                         TOTALS                                             5800       $[*]
-------------------------------------------------------------------------------------------------

TOTAL MANDATORY FSS PRICE:          $[*]                  DISCOUNT % (IF ANY):       [*]
                                    --------                                         ---
    NET MANDATORY PRICE:            $281,745
                                    --------

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE B-2

-----------
* Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COST


CLIN 014 RESERVED

CLIN 008  PROGRAM SUPPORT (OPTION YEAR 1)

-----------------------------------------------------------------------------------------------------
DATES FROM 4/18/02 - 6/28/02 & 6/29/02 -
4/17/03
-----------------------------------------------------------------------------------------------------
                                                         Dates
-----------------------------------------------------------------------------------------------------
Labor Category                   Fixed Hourly    From MM/YY   To MM/YY    Hours for       Extended
                                     Rate                                Estimating        Amount
                                                                        Purpose Only
-----------------------------------------------------------------------------------------------------
Project Manager                     $[*]           4/1/02      6/28/02       150         $[*]
-----------------------------------------------------------------------------------------------------
Project Manager                     $[*]           6/29/02     3/31/03       450         $[*]
-----------------------------------------------------------------------------------------------------
Senior Analyst                      $[*]           4/1/02      6/28/02       350         $[*]
-----------------------------------------------------------------------------------------------------
Senior Analyst                      $[*]           6/29/02     3/31/03      1050         $[*]
-----------------------------------------------------------------------------------------------------
Senior Designer                     $[*]           4/1/02      6/28/02       250         $[*]
-----------------------------------------------------------------------------------------------------
Senior Designer                     $[*]           6/29/02     3/31/03       750         $[*]
-----------------------------------------------------------------------------------------------------
Journeyman Analyst                  $[*]           4/1/02      6/28/02       350         $[*]
-----------------------------------------------------------------------------------------------------
Journeyman Analyst                  $[*]           6/29/02     3/31/03      1050         $[*]
-----------------------------------------------------------------------------------------------------
Junior Analyst                      $[*]           4/1/02      6/28/02       500         $[*]
-----------------------------------------------------------------------------------------------------
Junior Analyst                      $[*]           6/29/02     3/31/03      1500         $[*]
-----------------------------------------------------------------------------------------------------
Programmer                          $[*]           4/1/02      6/28/02       500         $[*]
-----------------------------------------------------------------------------------------------------
Programmer                          $[*]           6/29/02     3/31/03      1500         $[*]
-----------------------------------------------------------------------------------------------------
Instructor                          $[*]           4/1/02      6/28/02      1250         $[*]
-----------------------------------------------------------------------------------------------------
Instructor                          $[*]           6/29/02     3/31/03      3750         $[*]
-----------------------------------------------------------------------------------------------------
Graphics Artist                     $[*]           4/1/02      6/28/02      1250         $[*]
-----------------------------------------------------------------------------------------------------
Graphics Artist                     $[*]           6/29/02     3/31/03      3750         $[*]
-----------------------------------------------------------------------------------------------------
Technical Editor                    $[*]           4/1/02      6/28/02       250         $[*]
-----------------------------------------------------------------------------------------------------
Technical Editor                    $[*]           6/29/02     3/31/03       750         $[*]
-----------------------------------------------------------------------------------------------------
                         TOTALS                                            19400         $[*]
-----------------------------------------------------------------------------------------------------

TOTAL OPTIONAL FSS PRICE:    $[*]                                 DISCOUNT  % (IF ANY):   [*]
                             ----------                                                   ---

    NET OPTIONAL PRICE:         $898,960
                                --------

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE B-3

-------------
* Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COST



CLIN 009  PROGRAM SUPPORT (OPTION YEAR 2)

---------------------------------------------------------------------------------------------------
DATES FROM 4/18/03 - 6/28/03 & 6/29/03 -
4/17/04
---------------------------------------------------------------------------------------------------
                                                         Dates
---------------------------------------------------------------------------------------------------
Labor Category                   Fixed Hourly    From MM/YY   To MM/YY   Hours for     Extended
                                     Rate                                Estimating     Amount
                                                                        Purpose Only
---------------------------------------------------------------------------------------------------
Project Manager                     $[*]           4/1/03      6/28/03      150         $[*]
---------------------------------------------------------------------------------------------------
Project Manager                     $[*]           6/29/03     3/31/04      450         $[*]
---------------------------------------------------------------------------------------------------
Senior Analyst                      $[*]           4/1/03      6/28/03      350         $[*]
---------------------------------------------------------------------------------------------------
Senior Analyst                      $[*]           6/29/03     3/31/04     1050         $[*]
---------------------------------------------------------------------------------------------------
Senior Designer                     $[*]           4/1/03      6/28/03      250         $[*]
---------------------------------------------------------------------------------------------------
Senior Designer                     $[*]           6/29/03     3/31/04      750         $[*]
---------------------------------------------------------------------------------------------------
Journeyman Analyst                  $[*]           4/1/03      6/28/03      350         $[*]
---------------------------------------------------------------------------------------------------
Journeyman Analyst                  $[*]           6/29/03     3/31/04     1050         $[*]
---------------------------------------------------------------------------------------------------
Junior Analyst                      $[*]           4/1/03      6/28/03      500         $[*]
---------------------------------------------------------------------------------------------------
Junior Analyst                      $[*]           6/29/03     3/31/04     1500         $[*]
---------------------------------------------------------------------------------------------------
Programmer                          $[*]           4/1/03      6/28/03      500         $[*]
---------------------------------------------------------------------------------------------------
Programmer                          $[*]           6/29/03     3/31/04     1500         $[*]
---------------------------------------------------------------------------------------------------
Instructor                          $[*]           4/1/03      6/28/03     1250         $[*]
---------------------------------------------------------------------------------------------------
Instructor                          $[*]           6/29/03     3/31/04     3750         $[*]
---------------------------------------------------------------------------------------------------
Graphics Artist                     $[*]           4/1/03      6/28/03     1250         $[*]
---------------------------------------------------------------------------------------------------
Graphics Artist                     $[*]           6/29/03     3/31/04     3750         $[*]
---------------------------------------------------------------------------------------------------
Technical Editor                    $[*]           4/1/03      6/28/03      250         $[*]
---------------------------------------------------------------------------------------------------
Technical Editor                    $[*]           6/29/03     3/31/04      750         $[*]
---------------------------------------------------------------------------------------------------
                         TOTALS                                           19400         $[*]
---------------------------------------------------------------------------------------------------

TOTAL OPTIONAL FSS PRICE:   $[*]                      DISCOUNT % (IF ANY):   [*]
                            ----------                                       ---

    NET OPTIONAL PRICE:        $941,800
                               --------

    CLIN 017 RESERVED
    CLIN 018 RESERVED

NOTE A: The Page(s) of the contractor's GSA FSS Schedule 70 Contract - General Purpose Commercial Information Technology Equipment, Software, and Services - where the rates shown may be found is: GSA Advantage Schedules E Library and attached at the end of this Section B. Said Section B with attachment is a part of the price proposal for evaluation

NOTE B: The Page(s) of the contractor's GSA FSS Schedule 70 Contract - General Purpose Commercial Information Technology Equipment, Software, and Services where the description of the Labor Categories being proposed may be found is:
GSA Advantage Schedules E Library and attached at the end of this Section B. Said Section B with attachment is a part of the price proposal for evaluation.

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE B-4


-----------
* Portions of this exhibit marked by [*] have been omitted pursuant to a request for confidential treatment.

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COST

------------- -------------------------------- -------- -------- --------------- ----------------
    CLIN                DESCRIPTION             UNIT      QTY     UNIT AMOUNT        AMOUNT
------------- -------------------------------- -------- -------- --------------- ----------------
              TIME AND MATERIAL
------------- -------------------------------- -------- -------- --------------- ----------------
              Materials (Not to Exceed)
010           (Optional)                                                                 $20,000
------------- -------------------------------- -------- -------- --------------- ----------------
              Long Distance Travel (Not to
011           Exceed) (Optional)                                                         $20,000
------------- -------------------------------- -------- -------- --------------- ----------------


NOTE C: TIME AND MATERIAL for this Task Order means materials will be reimbursed on an actual cost basis without application of profit or fee. Materials necessary for the performance of this Task Order shall not exceed the total estimated amount set forth in the Schedule. The Contractor shall notify the Contracting Officer in writing (electronic preferred) whenever and as soon as the Contractor has reason to believe that the amount payable and reimbursable for the full performance of the Materials Support Item, together with the amounts previously paid or reimbursed, will exceed the total estimated amount thereof. This notification shall give the Contractor's revised estimate of the total amount for the full performance of the Material Support and any other information as may be requested. The Contracting Officer may, upon receipt of such notice or whenever he considers it necessary, decrease or increase the total estimated amount for the performance of said Material Support Item.

NOTE D: OVERTIME: No overtime is authorized under this Task Order. Neither Firm-fixed CLINS nor Time and Material CLINS shall include overtime. During the performance of this Task Order should overtime be required, it will be handled on a case by case basis through the Contracting Officer or his designee.

NOTE E: LONG DISTANCE TRAVEL: The contractor will be reimbursed for reasonable actual travel costs not to exceed the Joint Travel Regulations to the extent that such transportation is necessary for the performance of this Task Order. Invoices submitted for travel shall be supported by a statement certifying the cost incurred by the contractor is reimbursable under this task order.

NOTE F: ESTIMATED COURSE REGISTRATION: The contractor shall base its course registration unit prices based on the Government's estimated potential online enrollments by year (See also Attachment C and Section C.3.2.4). The quantities are the Government's best estimates of the anticipated task order usage but are not guaranteed to be ordered during the base year or any other period of the task order as extended. These quantities are an estimate for pricing purposes only. The Government reserves the right to order up to the estimated quantity indicated. See Section G.7 Task Order Ordering.

NOTE G: COURSE OFFERINGS: Attachment C under Section J of the Task Order contains a representative sample of courses to be offered for bid purposes. If the contractor does not have courses under a required area, the contractor shall add those courses within a reasonable time not to exceed 45 days after award. After award, the Government may negotiate with the contractor to add new courses to meet the Government's mission.

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE B-5

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COST


B.3  TOTALS

The following Table summarizes the CLINs into two areas: A (Task Order Type) and B (Task Order Mandatory and Optional).

A.  TASK ORDER TYPE (FFP AND T&M CLINS)

          CLIN(s)                             DESCRIPTION                         AMOUNT
001, 004                      SUBTOTAL FFP (Mandatory)                               $394,182.00

002, 003, 005, 006,           SUBTOTAL FFP (Optional)                              $1,433,352.50

007                           SUBTOTAL T&M (Mandatory)                                  $281,745

008, 009                      SUBTOTAL T&M (Optional)                                 $1,840,760

010, 011                      SUBTOTAL T&M (OPTIONAL)                                 $40,000.00

ALL CLINS 001-011             GRAND TOTAL                                          $3,990,039.50


B.  TASK ORDER MANDATORY AND OPTIONAL CLINS

          CLIN(s)                             DESCRIPTION                         AMOUNT

001, 004                      SUBTOTAL FFP (Mandatory)                               $394,182.00

007                           SUBTOTAL T&M (Mandatory)                                  $281,745

002, 003, 005, 006,           SUBTOTAL FFP (Optional)                              $1,433,352.50

008, 009                      SUBTOTAL T&M (Optional)                                 $1,840,760

010, 011                      SUBTOTAL T&M (OPTIONAL)                                 $40,000.00

ALL CLINS 001-011             GRAND TOTAL                                          $3,990,039.50

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE B-6

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COST


B.4  INVOICING

The contractor shall invoice only for work completed and services provided while performing this Task Order (i.e., hours performed, courses taken, travel, or materials provided).

Each invoice shall report the costs billed by CLIN for the current month and cumulatively for the life of the Task Order. Each invoice shall identify the number of courses taken and the current cost and cumulative costs for the courses. Each invoice for Time and Material Program Support services shall identify all labor categories and hours, and the current month and cumulative charges. Invoices containing charges for Time and Material Travel and/or Material CLINs shall identify all charges and document Government approval for the expenses.

The invoice shall contain the Project Number (20215GSD-02) the GSA Schedule 70 Contract Number, Task Order Number, and the Accounting Transaction (ACT) Number, and shall reference the Monthly Status Report (See Section C.3.2.4.6) which supports it. Invoice and Monthly Status Report periods shall be the same, with the Monthly Status report sent to Fed Learn's client Point of Contact at least 2 days prior to submission of the invoice. Approval of the Monthly Status Report by the Fed Learn Contracting Officer's Representative (COR) is required for invoice approval.

The contractor shall submit a copy of all invoices to the GSA Contracting Officer's Representative (COR) at the address provided below. Note: The GSA Finance Office does not pay an invoice unless the COR approves the invoice and submits a Receiving Report to the Finance Office. Therefore, it is important for the contractor to provide a copy of invoices to the COR, otherwise the invoice may be rejected because they were not properly submitted in accordance with this Task Order.

Send Original Invoice To:

     General Services Administration
     Finance Division (299X)
     P. O. Box 17181
     Fort Worth, TX  76102-0181

     (Mark Invoice: ORIGINAL)

Send a Copy To:

     Fed Learn (GSA/TFD)
     Suite 1100
     5203 Leesburg Pike
     Falls Church, VA  22041

     ATTN: BARBARA ROSHOLDT, COR

     (Mark Invoice: COPY)


GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE B-7

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION B - SUPPLIES OR SERVICES AND PRICES/COST


B.5  INCREMENTAL FUNDING

Incremental funding for this Task Order will be allotted and available for payment by the Government, as shown below for those CLINS which are time and material.

Pursuant to the clause in the Schedule 70 Contract and incorporated in this Task Order entitled "Limitation of Funds," funds have been allotted for the payment of time and material costs estimated to be incurred for the Task Order period ending approximately _April 16, 2004. The estimated period of performance covered by the allotments is _12_ calendar months.


B.6  CUMULATIVE INCREMENTAL FUNDING


 -------------- --------------------- ------------- -------------- --------------------
                 TASK ORDER AWARDED    FUNDED AT                    AMOUNT REMAINING
     CLIN              AMOUNT            AWARD                        TO BE FUNDED
 -------------- --------------------- ------------- -------------- --------------------
      004                $394,182.00   $394,182.00                                 -0-

 -------------- --------------------- ------------- -------------- --------------------

      007                $281,745.00             $                                   $
 -------------- --------------------- ------------- -------------- --------------------

      010                 $20,000.00             $                                   $
 -------------- --------------------- ------------- -------------- --------------------

      011                 $20,000.00             $                                   $
 -------------- --------------------- ------------- -------------- --------------------

 TOTALS                   715,927.00   $394,182.00                                   $
 ------
 -------------- --------------------- ------------- -------------- --------------------

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE B-8

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

              SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

================================================================================

C.1 BACKGROUND
Executive Order 13111 launched an initiative to promote using technology to make learning more affordable, more accessible, and more tailored to American workers needs. This order asked federal agency heads to lead this initiative by example and collaborate with business and academia to develop new models for training federal workers.

In 1999, General Services Administration (GSA) initiated the GSA On-Line University (OLU), a real time, on-line, web based training application, with learning management system features to meet the needs of the GSA in promoting the President's initiative. GSA's Training and Organization Development group
(CPT) within the Chief People Office has asked Fed Learn to provide a follow-on to the previous OLU Task Order.

The purpose of this Request for Quote (RFQ) is to provide online education instruction and the supporting technology and services needed to enable students to achieve their educational goals for GSA. This Task Order shall be awarded to a single prime contractor who shall be responsible for ensuring that all requirements of this Task Order Statement of Work are satisfied.

C.2  SCOPE

The scope of this requirement shall be for the contractor to provide a comprehensive package of courses meeting the Government's needs. These courses shall be offered via the Internet, the particular agency's intranet, and/or CD-ROM (or a combination), as required by the Government. The courses shall be accessible by and through each employees' PC (personal computer), whether in the office, off-site or home (for those that telecommute), or from any remote location worldwide authorized for said purpose.

The Government expects the contractor to be an active partner in developing on-line learning for the Government, including developing learning strategies that maximize the effectiveness of the Government's learning program.

The GSA OLU vision of the future is to have an OLU capable of offering educational services from colleges, associations, and organizations; and capable of offering GSA employees degrees, certifications, student advisors, course mentors, and tutoring.

The contractor shall provide information technology (IT) services and training materials that include support of technology-based training. Contractor - provided course development services shall enable the GSA OLU to address new Government training requirements.

Courses offered shall be in compliance with Inter/Intranets, and processes &/or methods currently being utilized within General Services Administration (GSA) utilizing specific courses.

Types of services required include, but are not limited to:

- On-Line University, including courses, courseware utilizing various mechanisms, testing services appropriate to courses, courses and courseware evaluation software

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                   PAGE C-2

                     ATTACHMENT #1 TO TASK ORDER T0901BH5001

              SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

================================================================================

- Academic Partnership, i.e. ability to offer courses developed by other courseware providers as well as the contractor, and be expandable to add degree programs

-    Development of custom courseware

- Learning Management System (LMS) - record-keeping, certification processing, registration, administrative details, catalog, tuition control, client personnel information system interface/data exchange, reporting functions

-    Technical support

-    OLU host services

- Program management/support, including provision of strategic program management support, as well as supporting the growth and development of GSA's Government e-Learning initiatives

This Task Order is intended for use by Fed Learn's client, GSA.

C.3  STATEMENT OF WORK

C.3.1  OVERVIEW

The contractor shall furnish the necessary personnel, material, equipment, services and facilities (as required and except as otherwise specified), to perform the Task Order Statement of Work/Specifications included in this section. These services shall be delivered through an Internet-based GSA OLU "Web site," the integrated user interface and access point for all services described in this Task Order. The term "user" includes students, GSA and other federal educational specialists, administrators, course instructors and tutors, and certificate and program mentors. GSA OLU support shall include support for continuing education unit (CEU) credits and technical certification programs. GSA's vision of the future is to have an OLU capable of offering educational services from colleges, associations, and organizations; and capable of offering GSA employees college degrees and certificates, student advisors, and tutoring. The RFQ outlines requirements in six major areas:

(1) GSA Online University Site - An integrated single point-of-access to all GSA OLU education, services, and support for all GSA users, and as a product that can be used by other Government agencies as a demonstration site. The contractor shall develop the site to ensure high availability, reliability, ease of use, and adequate security appropriate for the level of access and type of user. The site shall be required to have:

    -    Management and maintenance of the server and site for the OLU

    -    Scalability to allow for growth without incurring "rebuilding" costs

    - Ability to access a variety of sources without degrading the point of access performance

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     -    Transparency to the user

     - Support of software applications and their associated hardware and software.

     - GSA OLU shall be made available for Government guests to explore at will, including "free sample" course(s), approved in writing by the GSA Contracting Officer's Representative (COR). Appropriate access controls shall be in place to limit courseware available to specifically authorized users (individually or as a group).

(2) Left blank

(3) Hosting & Maintenance Services. Ongoing provision of GSA's courseware delivery and reporting services

(4) Training/Courseware Support.  The contractor shall ensure that each student:

     - Has proper approval for course enrollment prior to beginning the course
     -    Is provided with online course instruction
     -    Understands how to access required course materials
     - Is provided technology support that enables successful participation in on-line education.

    In providing the required services, the contractor shall provide all related training material, and in certain courses, course-required supplies and/or equipment.

    Training Partnerships - The contractor shall enable the OLU with ability to offer courses developed by other courseware providers as well as the contractor, and potentially add degree programs from accredited educational institutions. This includes but is not limited to:

     -    Links to other providers' courses
     -    Addition of other providers' courseware
     - Inclusion in the OLU, in a seamless manner, of all available courses, whether by the contractor or by other providers
     -    Marketing GSA OLU to/with/for Training Partners

    Technical Support - The contractor shall provide all students with technical support upon initial request for matriculation/course enrollment and technical support services. The Technical Support at a minimum shall include, but is not limited to the following products and services:

     - Technical help desk support services provided Monday through Friday, 8:00 a.m. to 8:00 p.m. except Federal holidays (available by way of email and telephone)
     - Access related services (password management, access approval information, etc.)
     -    Section 508 compliance support


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(5)     Program Management Support - The contractor shall provide all program management services necessary to successfully satisfy the requirements of this RFQ. This includes, but is not limited to, providing:

        - Specialized Technical Services required by GSA. These include but are not limited to consultant, technical, and analytical services::

            -   Planning and analysis
            -   Design and development
            -   Test and integration
            -   Deployment
            -   Operation and maintenance (O&M)
            -   Evaluation

        -   Points of Contact and On-site Management Information
        -   Implementation Planning
        -   Program Marketing
        -   Program Quality Control

            -   In-progress Reviews
            -   Monthly Status Reporting of Program Statistics
            -   Reporting Capabilities
            -   e-Learning Management Surveys

    Additionally, the contractor shall support the development of GSA's Government e-Learning program, supporting program and learning strategies that maximize the effectiveness of the courses offered and the overall e-Learning program. The contractor shall assist GSA OLU in preparing and conducting e-Learning management surveys of OLU internal customers such as the Public Building Service (PBS), Federal Technology Service (FTS), Federal Supply Service (FSS) as well as other internal and external organizations. These surveys will assess the need for expansion of GSA OLU curricula and identify areas of needed improvement.

    For Program Management Support, (CLINs 013, 014, 015, 016, 017, and 018), technical instructions shall be approved in writing by the GSA Contracting Officer's Representative (COR) prior to the provision of any service or support by the contractor. Technical instructions shall be in the form of an abbreviated specification/statement of work, containing pertinent technical information relevant to the OLU-related service or training to be provided (description of class, design requirements, system involved, types of equipment needed, length of class, instructors, attendees, etc.) and an hours and any materials cost estimate of the specific course development or service. The Government and the contractor shall agree in writing on the technical and cost prior to provision of such services.

C.3.2  SPECIFIC REQUIREMENTS

This section outlines requirements for the GSA OLU site, educational services, academic partnering, technology support, and program management. In executing these requirements, the contractor shall satisfy the performance objectives and payment considerations included in their

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Government approved Quality Assurance Surveillance Plan (QASP) (See Section
C.3.2.4.7) and incorporated as part of the Task Order (see Attachment A).

C.3.2.1  Task 1.  GSA OLU Requirements (CLIN 001)

The contractor shall provide to the Government the OLU site "look and feel", including standard customizable elements: (e.g., logo, name, point of contact information). The Government shall approve the "look and feel" of the GSA OLU, which the contractor shall then implement. The OLU site shall provide one-stop shopping for students where they will access learning content, educational advisory services, online registration services, and online technical and administrative support. The site shall be accessible twenty four hours per day, seven days per week ("24 X 7") with an Internet browser, an Internet connection, and a password provided by the contractor upon the contractor's verification of the prospective student's proper approval for access. If a potential student is having difficulty accessing the site, the contractor shall report the incident/request for help to the Government within 24 hours, confirming in writing if providing notice via telephone, and shall provide an accounting of such problems and their resolution with the monthly status report (see Reporting Requirements, Section C.3.2.4.7). The 24X7 requirement refers to the availability of the site to users, not to technical support or live instructor availability. GSA requires problems with site availability to be resolved within 24 workday hours, excluding Federal holidays.

C.3.2.1.1  Operational Environment

The requirement for GSA OLU is to provide educational courseware to users anytime, anywhere. The intent is to provide the environment and tools conducive for learning, regardless of geographic location or assignment situation. Towards this end, the contractor shall provide an interface that operates using readily available commercial products and solutions.

The site shall provide Government representatives, course instructors and tutors, and certificate and program mentors with access to instructional, administrative, and decision support tools that facilitate online enrollment, teaching, tutoring, and remediation to help students successfully complete the program1. Each type of user shall have access to a customized browser-based "desktop" that offers the features and functions appropriate for their role and level of access to the system.

The contractor shall ensure the Internet site is available to GSA students and other Government users as specified in this solicitation. The contractor shall satisfy the performance objectives and adhere to the payment considerations specified in the Government/contractor agreed-upon Quality Assurance Surveillance Plan (QASP) (See Section C.3.2.4.7) pertaining to availability of the site.

The Government requires a minimum accessibility requirement for the usage of the GSA OLU. Users shall be able to access with at least Netscape; or Explorer version 5. If plug ins are needed for a particular course, then the contractor shall provide access to these plug ins. However,


--------
1 On-line mentoring, advising, and tutoring are currently not required services and will be evaluated as part of Technical Capability. GSA requires the contractor to provide mentoring for courses not Government owned in 2002.

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certain courses may require a greater level of technology. Such requirements shall be included in the initial access of the OLU or in a specific course description, as needed. Requirements shall be specified, such as:

-   Version of Netscape or Internet Explorer needed
-   Any plug-ins or special technology required for completion of the course
-   Level of processor required (e.g., Pentium)

C.3.2.1.2  Course Delivery Software Upgrades

The contractor shall coordinate upgrades and new releases with the Government to minimize impact to the users. If plug-in software is upgraded, the contractor shall furnish a notice shall be furnished to students/users if the upgrade is required for continued use of the system/ courseware. Upgrade notifications must be provided five days prior to upgrade implementation.

C.3.2.1.3  Internet Access

The GSA OLU shall be accessible through the Internet. Students shall be able to access online education courses from any location, whether on or off the Government site. The Internet access provided by the contractor shall be accessible through commercial phone lines. The contractor is only responsible for supporting users using commercial phone lines. The Government will ensure that each student has a point of access either on-site or off-site (e.g., personal residence). If access is to be provided from Government installations overseas (OCONUS), the Government will provide access points to the Internet for each student. Although the students enter the program at a particular location, the contractor shall support the students anywhere they are reassigned.

C.3.2.1.4  Technical Support Services

The contractor shall provide the technical support services needed to promote successful course/certificate/degree completion by each student and resolve technical difficulties. The contractor shall provide user support from 8:00 a.m. to 8:00 p.m., Monday through Friday, except Federal holidays. This includes GSA OLU technical support to assist users in computer, software, Internet access, and site difficulties during the base year and all following option years. Access to this support shall be provided online through the OLU site and by telephone, with a maximum 24-hour response time . ). The 24X7 requirement refers to the availability of the site to users, not to technical support or live instructor availability. GSA expects problems with site availability to be resolved within 24 workday hours, excluding Federal holidays. User support logs/reports shall be provided with the Monthly Status Report.

C.3.2.1.5  The GSA OLU Learning Management System (LMS)

The OLU shall include a Learning Management System (LMS) that provides a seamless and integrated user interface for all application subsystems that handle administrative services, course and curriculum management, course catalog management, resource and records management, event tracking, billing and payment systems, and other services associated with the delivery of online education. The LMS capability shall be for use by students, GSA administrators, course instructors and tutors, and program mentors. The system will be used by students to enroll in classes, track course information, review course information, request for student services, receive assistance, submit course and program evaluations. The system will be


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used by Fed Learn designated Government administrators to approve enrollments, initiate and monitor withdrawals, monitor student progress, view consolidated reports on program participants, track financial assets, view student evaluations, view courses, and receive contractual deliverables as outlined in this RFQ.

The LMS shall track student progress and achievement on quizzes, tests, and other assessments for each course delivered. If applicable, the contractor shall ensure participating institutions implement and conduct online testing for any required course tests under the degree or certificate programs. The contractor shall obtain prior written approval by the Government to provide testing through other means than online, as well as hands-on experience. The contractor shall enable proctoring of on-line course testing, as required by a specific course.

Desired features and functions of the GSA OLU and LMS include:

(1) Virtual class "rooms" shall be accessible through the LMS for each learner and instructor, with "observation" and communication access (contact with students) by mentors and GSA administrators. It is important that there be a unified "look and feel" to the student's desktop so that navigation, online resources, and online help are accessed in the same way through the site for all courses offered. The functions and features of the virtual classroom shall include:

    - Personalized virtual "desktop" accessed via the web browser for each type of user with intuitive, easy to use options that are appropriate for that user and level of access

    - Ability for all students, instructors, course tutors, program mentors, and GSA administrators to communicate in guided threaded discussion forums

    - Synchronous "chat" capability for students, instructors, and course tutors if the instructional objectives of the course require synchronous communication or collaboration activities

    - Online "news" and announcements that can be posted for each course virtual classroom, or posted for GSA OLU-wide viewing

(2) Online course catalogs - Access to an integrated online course catalog for GSA OLU courses through the site. The contractor shall provide an integrated catalog that shall provides course descriptions, requirements, and offerings for technical certification courses, adult education courses, and stand-alone courses, as well as each certificate and degree-bearing2 program which are part of the OLU. In addition to the integrated GSA OLU online catalog available on the site, links to other Government online catalogs shall be made available for student planning purposes.


--------
2 GSA OLU support currently includes support for continuing education unit (CEU) credits and technical certification programs. In the future, GSA OLU intends to support college credit.



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(3) Online learning resource repository shall be available as part of the LMS.
    Features and functions include:

    - Integrated view - of course offerings supported by the GSA OLU initiative, searchable by course, business area/specialty, or certification or degree program(2).

    - Downloadable Postings - of ancillary course materials such as instructor notes, sample quizzes, student assignments, and other materials that support the course. (Note that if downloadable ancillary materials are posted, access to the plug-ins or software required to open and read these materials shall be offered through the OLU.) Also note that the contractor shall ensure that the notices of the requirement for hard copies of required course texts, workbooks, and required articles are supplied to the student with the course description for GSA OLU directly supplied courses.

    - Links to Electronic Library Resources(3) - Some courses may require access to external resources. The contractor shall ensure that students have access to links for these resources. These resources are required to facilitate student research and access may be restricted for some resources to those enrolled in the specific courses. Such links may include:

        -   Reference desk services
        -   Access to databases
        -   Online journals
        -   Full-text resources

    - Links to Publicly Accessible Digital Libraries(3) - sponsored by the Government, private industry, or academia for access by all students.

(4) Online education courses shall be offered in a format that can achieve maximum "anytime, anywhere" learning opportunities for students. The "anytime, anywhere" concept means that learning content shall be:

    -   Delivered primarily as asynchronous Web-based courses.

    - Be accessible for download at the student's convenience through the LMS desktop via the Internet, or can be delivered by sending the student a CD-ROM for installation.

    - Regardless whether courseware is distributed to the student via CD-ROM or downloaded from the Internet, the student shall be able to complete learning segments asynchronously as long as there is capability to periodically connect back to the LMS function to update progress and status.

    - If applicable, the courseware when installed on the student's laptop shall be seamlessly integrated with the functionality provided by the LMS.

--------
(3) This will be required as part of certain courseware.


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    -   Courses with asynchronous learning content may include some synchronous activities if required to fulfill instructional objectives of the course. For example, a group project where "chat" sessions could be conducted to facilitate collaborative activities; however, asynchronous activities are most desirable to allow flexibility for students.

    - Delivered without seriously downgrading performance. This may require the "pre-staging" of large multimedia files, or other high-bandwidth content, either through pre-mailing of CD ROMs with large video clips, audio files, or multimedia segments or through user downloads, to reduce the bandwidth requirements and online session length.

(5) Online diagnostic, self-assessment, and self-help tools - -The GSA OLU may require links to online tests for students to explore their interests, academic achievement, learning styles, and/or skills to determine how they may best tailor their online education to their strengths.

(6) Decision support tools - The Government requires automated reporting capabilities, including report design and query capabilities to track and generate reports including, but not limited to:

    -   Registration statistics
    -   Enrollment statistics
    -   Transfer, dropout, retention statistics
    -   Completion statistics
    -   Student progress reports (by specialty/program, course, section/module)
    - Statistics on Help Desk trouble tickets and problem resolution performance
    -   Visitor statistics

C.3.2.1.6  Access to Educational Advisory Services

The Government requires as many Education Advisory Services, features, and functions as possible to be automated and made available through the LMS or site. Students may need advisement or advisory support in determining their level of expertise, or what course would be optimum to take in sequence. For example, sometimes self-tests are available on the internet or within the agency that can help a student answer these questions. The Government intends to incorporate appropriate value-added contractor-identified functions and features from the contractor's Technical Proposal into the Task Order upon award. Educational Advisory Activities shall be reported with the Monthly Status Report.

C.3.2.1.7  Access to Administrative Support Services

The contractor shall provide e-commerce capabilities such that the GSA OLU shall be able to collect credit card information and offer courses to GSA and other Federal employees on a charge/fee basis. The Government requires as many other Administrative Support Services, features, and functions as possible to be automated and made available to the COR or COR or Contracting Officer-designated Government project manager through the LMS or site. The Government intends to incorporate appropriate value-added contractor-identified functions and features from the contractor's Technical Proposal into the Task Order upon award.


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C.3.2.1.8  Access to Technical Support Services

The contractor shall provide access and help desk support for all GSA OLU services. The Government requires courseware and OLU user support to be provided from 8:00 a.m. to 8:00 p.m., Monday through Friday, except Federal holidays. The Government intends to incorporate other appropriate value-added contractor-identified functions and features from the contractor's Technical Proposal into the Task Order upon award. Technical Support provision shall be reported with the Monthly Status Report.

C.3.2.1.9 Integration/Coordination of Site Functions/Data with GSA Comprehensive Human Resources Integrated System (CHRIS)

The contractor shall ensure that administrative services accessible from the site can receive personnel information name, social security number, series, grade region, email address, and correspondence symbol (via a Microsoft product) from the GSA Comprehensive Human Resources Integrated System (CHRIS) in order to generate passwords and student accounts. The contractor shall:

(1) Enable GSA to be able to verify student's participation in courses.

(2) Provide authorized users with unique user IDs. The system shall generate unique User IDs, along with passwords that shall be maintained by the system. Retrieval of forgotten User Ids and/or passwords will require Social Security Number and Date of Birth. The contractor shall handle standard password retrieval, and shall forward records of all retrievals with the monthly status reports.

C.3.2.1.10  Implementation Plan

The contractor shall provide the management support necessary to implement this program overall, including the addition of the Training Partner group(4). The contractor shall update the Implementation Plan as required by the Government. The Plan is initially provided as part of the Technical Proposal and revised immediately after the Task Order award. The Implementation Plan addresses the contractor's:

- Overall implementation approach and schedule for providing, enhancing, and expanding GSA OLU services (e.g., portal services, educational services, technology support) and number of participating institutions (e.g., new courseware) over the life of the Task Order.

- Specific implementation approaches and schedule for handling specific situations (e.g., the Training Partner group, custom course development, unusual situations, technical refreshment requirements).

The contractor shall provide the Implementation Plan to the COR, Contracting Officer, and/or other Government designated representatives as the Government designates in writing.


----------
(4) Training Partners are defined in section C.3.2.4.3.


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C.3.2.1.11  Deliverables for Task 1

The deliverables for this task shall be: a fully functioning GSA OLU site with courses available within 45 days of task order award, upgrade notifications provided to the Government 5 days prior to implementation of the upgrade, user support logs, education advisory activities, technical support logs, access/authorization transaction logs, LMS reports, the Implementation Plan, and Implementation Plan updates.

C.3.2.2  Left Blank


C.3.2.3 Task 3. OLU Hosting and Maintenance Services (CLINs 003, 004, 005, and
006) (OPTIONAL)


The contractor shall provide ongoing hosting and site maintenance/support services of the GSA OLU (C.3.2.1) for option years 1 and 2. Activities of Hosting and Maintenance shall be reported as part of the Monthly Status Report (3.2.4.6)

C.3.2.4 Task 4. Courseware/Training Provision (CLIN 007) (MANDATORY) and (CLINs 008, 009, 010, 011, and 012) (OPTIONAL)


The contractor shall support and provide online training and courseware to the GSA On-Line University (OLU). A course, for the purposes of this solicitation, shall be defined as including all services in Section 3.2.4. These services are to be priced on a per course registration basis. GSA OLU requires quality online courses to GSA. Online training and courseware shall be offered in a format that can achieve maximum "anytime, anywhere" learning opportunities for students. The "anytime, anywhere" concept means that learning content shall be:

-    Delivered primarily as asynchronous Web-based courses.

- Be accessible for download at the student's convenience through the LMS desktop via the Internet, or can be delivered by sending the student a CD-ROM for installation.

- Regardless whether courseware is distributed to the student via CD-ROM or downloaded from the Internet, the student shall be able to complete learning segments asynchronously as long as there is capability to periodically connect back to the LMS function to update progress and status.

- If applicable, the courseware when installed on the student's laptop shall be seamlessly integrated with the functionality provided by the LMS.

- Courses with asynchronous learning content may include some synchronous activities if required to fulfill instructional objectives of the course. For example, a group project where "chat" sessions could be conducted to facilitate collaborative activities; however, asynchronous activities are most desirable to allow flexibility for students.

- Delivered without seriously downgrading performance. This may require the "pre-staging" of large multimedia files, or other high-bandwidth content, either through pre-mailing of CD ROMs with large video clips, audio files, or multimedia segments, or through user downloads, to reduce the bandwidth requirements and online session length.

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-    The majority of courses offered on the GSA OLU shall use asynchronous delivery and communication methods. Courses with instructional objectives that require using synchronous communication may be offered, but the use of synchronous communication is to be considered supplementary, and alternative asynchronous communication methods shall be acceptable to meet instructional objectives. Other types of support which shall be provided for certain courses include:

     - Downloadable Postings - of ancillary course materials such as instructor notes, sample quizzes, student assignments, and other materials that support the course. (Note that if downloadable ancillary materials are posted, access to the plug-ins or software required to open and read these materials shall be offered through the OLU.) Also note that the contractor shall ensure that the notices of the requirement for hard copies of required course texts, workbooks, and required articles are supplied to the student with the course description for GSA OLU directly supplied courses.

     - Links to Electronic Library Resources(5) - Some courses may require access to external resources. The contractor shall ensure that students have access to links for these resources. These resources are required to facilitate student research and access may be restricted for some resources to those enrolled in the specific courses. Such links may include:

        -  Reference desk services
        -  Access to databases
        -  Online journals
        -  Full-text resources

- GSA OLU courseware shall be good quality and meet or exceed standard commercial practice. Instructional design, graphics, testing/assessments, level of student-student and/or student-instructor interactivity, demonstrations or simulations, ease of use, completeness, content, retention, and how well the course delivers its stated objectives (such as certification preparation) are examples of quality factors.

Courses currently belonging to GSA are:

-    Annual Ethics Training
-    How to Respond to an Anthrax Threat
-    NCR New Employee Orientation
-    Pegasys Navigation
-    Purchase Card Training

The contractor shall deliver courses belonging to GSA.
The courseware goals of the GSA OLU are to provide courses in the following areas at a minimum, but not limited to:


----------
(5) This requirement will be required as part of certain courseware

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===============================================================================
-       Desktop applications
-       Building Officials and Code Administrators International, Inc. (BOCA)
-       Finance & accounting
-       Computer courses (certification, web design, user, etc)
-       Project management
-       Management "Soft skills"
-       Marketing
-       Personal development
-       Information technology - other areas

Contractors not offering courses in a particular area shall add these courses within a reasonable time not to exceed 45 days after award. Also, this listing is by no means comprehensive (also see attached list of current GSA OLU course offerings as an example of the diversity of courses currently offered [Section J, Attachment D]).

GSA will be adding the following required competency areas during the base year of the task order.

-       Security and law enforcement
-       Transportation
-       Procurement
-       Leasing
-       Construction
-       Building management

After award, the Government will negotiate with the contractor to add any new courses to meet the Government's mission.

C.3.2.4.1  Operational Environment of the Student

The requirement for GSA OLU is to provide educational courseware to users anytime, anywhere. The intent is to provide an environment and tools conducive for learning, regardless of geographic location or assignment situation. Towards this end, the contractor shall provide an interface that operates using readily available commercial products and solutions.

The Government understands that there will be a minimum accessibility requirement for the usage of the GSA OLU and that certain courses may require a greater level of technology. Such requirements shall be included in the initial access of the OLU or in a specific course description, as needed. Requirements shall be specified, such as:

-       Version of Netscape or Internet Explorer needed
-       Any plug-ins or special technology required for completion of the course
-       Processor requirement (e.g. Pentium)

The contractor shall provide all students with technology support upon initial matriculation/ course enrollment to include technical support services. The Government requires courseware

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===============================================================================
and GSA OLU user support to be provided from 8:00 a.m. to 8:00 p.m., Monday through Friday, except Federal holidays.

Web pages and new courses developed by the contractor while performing this Task Order shall conform to Section 508 of the Rehabilitation Act, which requires that all Government electronic information provide accessibility to individuals with disabilities. For additional information regarding "Section 508," the Government refers the contractor to the following web sites:

-       http://www.Section508.gov
-       http://www.itpolicy.gsa.gov/cita/
-       http://www.w3.org/wai

C.3.2.4.2 Course Delivery Software Upgrades

The contractor shall coordinate upgrades any new releases with the Government to minimize impact to the users. If plug-in software is upgraded, a notice shall be furnished to users and students if the upgrade is required for continued use of the system/courseware.

C.3.2.4.3  Training Partnerships

The contractor shall encourage the expansion of the GSA OLU through inclusion of on-line educational courseware and services external to the GSA OLU.

Types of Partnering

The contractor shall ensure that the GSA OLU supports:

- Links to access other providers' sites in a transparent-to-user fashion
-       Addition of other providers' courseware to the OLU course offerings
- Inclusion in the OLU, in a seamless manner, of courses/courseware, whether by the contractor or by other providers

Training Partner Marketing Support

The contractor shall encourage use of the training partner with marketing/partnering support for the GSA OLU services. This support is envisioned to be mutually beneficial support for both GSA OLU and the partner.

GSA OLU Training Partner Group The contractor shall provide means for prospective training partners to join the GSA OLU Training Partner Group, such as trade publication advertisement, site access, web site membership, etc.

C.3.2.4.4  GSA OLU and Emerging Standards

It is the intent of the Government that the GSA OLU be flexible, scalable, extensible, and compatible with other agencies' courseware so that partnering is "incentivized". As such, Fed Learn requires the contractor to ensure that the OLU is compatible and meets emerging standards, such as the Advanced Distributed Learning (ADL) Initiative. ADL is an initiative to develop a strategy for using learning and information technologies to modernize education and training, to leverage existing practices, promote using technology-based learning, and provide a

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                  PAGE C-15

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

            SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
===============================================================================
sound economic basis for investment. The ADL initiative defines high level requirements for learning content such as content reusability, accessibility, durability, and interoperability. The ADL Shareable Courseware Object
Reference Model (SCORM) is a document that attempts to define a reference model for shareable courseware "objects" that meet ADL high level requirements. The Government is supporting the mapping of existing learning models and practices to this reference model so that common interfaces and data may be defined and standardized across courseware management systems and development tools.

The SCORM can be downloaded at HTTP://WWW.ADLNET.ORG/. The intent of the SCORM specifications is to ensure that GSA OLU allows for the seamless delivery of learning from multiple content sources or institutions. Therefore all content providers shall have application program interfaces (APIs) to support data interchange and course structure support for the course delivery function of the GSA OLU.

The contractor's approach for designing and implementing the GSA OLU shall demonstrate consistency and conformance with the developing SCORM specification in particular, with attention to other emerging Government-wide standards, as applicable. The contractor shall provide their plans to become SCORM compliant and provide updates to these plans as applicable. The Government may request such updates, as information on SCORM changes.

C.3.2.4.5  GSA OLU Program Marketing Support

The contractor shall be responsible for marketing and publicizing the GSA OLU program to potential students and educational institutions. The contractor's marketing approach shall be updated from that presented in their Technical Proposal as the approach is revised. The marketing approach updates shall be provided to the Government for review and approval. All publicity and marketing materials shall be coordinated with the COR before dissemination. The contractor shall be responsible for the cost of all marketing support.

C.3.2.4.6  Reporting Requirements

The contractor shall provide the services, products, plans, and reports specified in the Task Order in accordance with Section F, Deliverables. In addition, the contractor shall provide access to, via the site, program information and statistics on the GSA OLU program to personnel designated in writing by the GSA COR or Contracting Officer. The contractor shall provide all information needed to evaluate contractor performance against the performance objectives established in the QASP (See Section C.3.2.4.7). Government personnel shall be able to review, download, and generate reports using this information.

The Government developed databases (and information contained therein), and information provided by the Government are property of the Government through the life of the Task Order. The Government shall have access to this data throughout the life of the Task Order. The data shall be transferred to the Government at the end of the Task Order (see 3.2.4.11), to include data dictionaries, documentation access procedures/passwords.

The contractor shall prepare a Monthly Status Report using the same period of performance as that covered by the related invoice and deliver it to Fed Learn's client point of contact and the


GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                  PAGE C-16

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

            SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
===============================================================================
Fed Learn COR for approval at least two days prior to submitting the invoice to the Government. The Monthly Status Report addresses the following:

-   Overall status of services and capabilities, including financial status

-   Schedule for new activities

-   Existing and potential problem areas and proposed resolution

- Proposed recommendations for improvements/enhancements to service, technical capabilities, management procedures, etc. as appropriate

- A breakdown of charges incurred by each student's/visitor's organization (internal or external) to whatever degree of detail required by the Government (including the student's organization's funding codes or reference to how payment was made). If the students/visitors are free guests of the site, reporting shall include at least the organization, name and email address and that the status was 'guest'."

- Reporting of the status of all CLINs, including labor categories for Time & Materials CLINs with GSA surcharges identified and summarized.

- All reports of financial status and charges shall map to invoices, including travel and materials. That is, the monthly status report shall cover the same period as the invoice period.

- Adjunct reports such as activity reports and logs shall be supplied as supplements to the Monthly Status Report

At a minimum, the contractor shall provide the information listed in the table below.

-------------------------------------------------------------------------------------------------------
MONTHLY                     QUARTERLY             SEMI-ANNUALLY     ANNUALLY           OUT YEARS
-------------------------------------------------------------------------------------------------------
OVERALL PROGRAM
-------------------------------------------------------------------------------------------------------
-   Monthly Status          -   Program           -   Dropout/      -  Implementation  -   Average
    Reports                     Catalog               Retention        Plan                time of
-   # of Enrollments        -   Enrollment            Rates         -  Marketing           completion
-   # of Withdrawals            Reports                                Plan
-   New Course              -   Average                             -  Quality
    Offerings                   amount of                              Control Plan
-   New Specialties             credit awarded
    and Certificate             (itemized by:
    Programs offered            transfer,
-   New Educational             evaluation of
    Institutions                training and
                                experience, and
                                standardized
                                testing)

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                  PAGE C-17

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

            SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

-------------------------------------------------------------------------------------------------------
                            -   Summary of
                                Student
                                Evaluations
-------------------------------------------------------------------------------------------------------
TECHNOLOGY PACKAGE/ SITE
SERVICES
-------------------------------------------------------------------------------------------------------
-   Technical Support
    Service metrics
    (i.e., trouble
    tickets, response,
    etc.)
-   Connectivity
    performance
-------------------------------------------------------------------------------------------------------

C.3.2.4.7  Quality Assurance Surveillance Plan (QASP)

The Quality Assurance Surveillance Plan (QASP) as agreed to by the Government and the contractor establishes the performance standards, acceptable quality level, method of surveillance, and impact on contractor's payments for each of the major service areas of the Task Order. The contractor shall satisfy the performance objectives and payment considerations included in the agreed upon QASP. The negotiated QASP will be incorporated as part of the Task Order (see Attachment A, Quality Assurance Surveillance Plan). The QASP is a surveillance plan for Government review of the quality control program, showing the results of the quality control program as applied against time, milestones, reviews, and measured quality levels.

C.3.2.4.8  Program Quality Control

The contractor shall ensure that quality service is maintained for all GSA OLU services throughout the life of the Task Order and that methods for improving the overall quality of the online education program are also employed. At a minimum, the contractor shall:

(1) Prepare Quality Control Plan (QCP). The Quality Control Plan (QCP) is a contractor-focussed vehicle, which details how the contractor's internal quality control will be accomplished The QCP shall discuss the contractor's overall approach and procedures for evaluating each of the major service areas (Tasks 1 through 5: GSA OLU Site, Hosting & Maintenance Services, Training/Courseware Support, Program Management Support.), communicating with the Government, resolving deficiencies; and identifying potential improvements. Specifically, the plan shall include the following:

    - Description of the internal review process including: who will perform the review; the frequency; the method; and a listing of services/products/ capabilities under review.

    - The benchmark metrics that the contractor will use to evaluate internal program performance and identify improvement areas.

    - Process for achieving the performance objectives of the QASP (See RFQ Section C.3.2.4.7). The QCP is a contractor-focussed vehicle, which details how the contractor's

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                  PAGE C-18

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

            SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

================================================================================
        internal quality control will be accomplished. The QASP is a surveillance plan for Government review of the quality control program, showing the results of the quality control program as applied against time, milestones, reviews, and measured quality levels.

    - Approach and procedures for: communicating with the Government; handling corrective action without dependence upon Government direction; and identifying and implementing potential improvements to the program services/products/capabilities.

(2) Conduct Internal Reviews of Program Performance. The contractor shall assess program performance using the approach and benchmarks delineated in their QCP. The QCP shall be updated by the contractor as necessary to reflect amendments to the contractor's internal processes. The contractor shall provide the results of these evaluations to the Government at the Semi-Annual Performance evaluations (see section 3.2.4.10).

C.3.2.4.9  In-Progress Reviews

The contractor's Program Manager shall communicate with the COR and Contracting Officer on a monthly basis , or as the Government requests, to discuss Task Order performance, issues, schedule, etc. The contractor shall schedule In-Progress Reviews (IPRs) with the COR and the GSA POC, at a time and place the Government arranges with the contractor. The contractor shall prepare an In-Progress Review Report, which addresses the following:

-   Overall status of services and capabilities, including financial status

-   Schedule for new activities

-   Existing and potential problem areas and proposed resolution

- Proposed recommendations for improvements/enhancements to service, technical capabilities, management procedures, etc. as appropriate

The contractor shall provide the IPR Report to the COR and Contracting Officer at least one week prior to the IPR meeting. The IPR meeting shall discuss the topics specified in the Monthly Status Report and other issues identified by the Government. The contractor shall submit to the COR and the GSA POC an "After Action Report" 15 days after the meeting has taken place that documents what was agreed to by the Government and contractor and what the contractor is doing to resolve outstanding issues. Recommended changes to the Task Order to improve service or reduce costs that result from IPRs, shall be made in writing and submitted separately to the COR and Contracting Officer. No such proposed changes shall become a part of the Task Order, however, except by written modification of the Task Order by the Contracting Officer.

C.3.2.4.10  Semi-Annual Performance Evaluations

The contractor shall support semi-annual performance evaluations conducted by the Government. The contractor shall schedule semi-annual performance evaluations with the COR,

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                  PAGE C-19

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

            SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

================================================================================
Contracting Officer, and GSA POC at a time and place arranged with the contractor. The contractor shall present the following at each review:

- Data collected from continuous evaluation of the OLU using benchmarks and metrics in order to improve its quality, relevance, and cost effectiveness, including information on "lessons learned" based on contribution of best practices by participating institutions

- Yearly review of all online education courses to verify how effectively they produce required learning outcomes

- Quarterly review of student support services to ensure they fully meet student needs

- Findings from their internal performance reviews as described in Section, 3.2.4.7, Program Quality Control, including identified areas needing improvement, suggested resolution actions, recommended enhancements, etc.

- Assessment of their performance against the performance measures delineated in the QASP

- Contractor recommendation to the Government on changes to the Task Order for improving the overall quality of the online education program

- Additional recommendations to the Government regarding changes that would likely result in improved management and/or service

This information shall be provided in a briefing and/or report as requested by the Government.

C.3.2.4.11  Contract Transition

The contractor shall support transition activities necessary to support replacement services when this Task Order reaches the end of its performance period. The contractor shall provide a draft transition plan to the Government for review, detailing how transition will occur. Following review, the contractor shall deliver the final Transition Plan to the Government. Transition activities shall include, but not be limited to: updating, validating, and transferring all technical data, databases, source code, data dictionaries, documentation, access codes and passwords, etc., developed as part of the requirements for this Task Order, to the Government prior to expiration of the Task Order. All custom courses developed by contractor as part of this Task Order, paid for by the Government, shall remain Government property. User information supplied to the contractor for access purposes shall be returned to the Government. All information provided shall be documented and indexed. The contractor shall ensure that all information submitted to the Government is accurate and up-to-date. The contractor shall ensure a seamless transition, transparent to the users, with no degradation of services.

C.3.2.4.12  Deliverables for Task 4

The deliverables for Task 4 are: Software Upgrades Report, Training Partner/Group Activities Summary, Emerging Standards Updates, OLU Marketing Activities Report, Monthly Status Report, Quality Assurance Surveillance Plan, Quality Control Plan, Quality Control Self-Assessment Report, In-Progress Reviews Report, In-Progress Reviews After Action Report,

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                  PAGE C-20

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

            SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

================================================================================
Semi Annual Performance Evaluation, Transition Plan Draft and Final,
Transition Documentation

C.3.2.5 Task 5. Program Management Support (CLIN 007) (MANDATORY) and (CLINs 008, 009, 010, , and 011) (OPTIONAL)

The contractor shall provide all program management support necessary to successfully satisfy all requirements and terms and conditions specified in the RFQ. For Task 5: Program Management Support, (CLINs 013, 014. 015, 016, 017, and 018), technical instructions (TIs) shall be approved in writing by the GSA COR prior to the provision of any service or support by the contractor. Technical instructions will be in the form of an abbreviated specification/statement of work, containing pertinent technical information relevant to the OLU-related service or training to be provided, including but not limited to:

    -   type of support
    -   description of class
    -   design requirements
    -   system involved
    -   types of equipment needed
    -   length of class
    -   instructors/attendees
    -   an estimate of hours by labor category for the services
    -   materials cost estimate

C.3.2.5.1 Points of Contact

The contractor shall provide all program management and administrative support services needed to manage the online education program and follow each student. The contractor shall identify an individual with the responsibility for the overall coordination and management of all work required under this Task Order. This individual shall also act as the primary point of contact with the Government on Task Order performance issues.

C.3.2.5.2 Technical Support Services

The contractor shall provide specialized or customized support (See Section 3.2.5.4) throughout the Task Order. Support activities shall at minimum be reported in the Monthly Status Report.

C.3.2.5.3 GSA Specialized Marketing Support

The contractor shall support the GSA with custom marketing services. As the Government identifies marketing support needs, the Government shall notify the Fed Learn COR of the need. Specifications will be provided to the contractor via Technical Instructions. Activities shall at minimum be reported in the Monthly Status Report.

C.3.2.5.4 Specialized/Customized Support

The contractor shall provide specialized or custom support to enable advanced features for the site or to meet requirements of GSA. Types of support include (but are not limited to) consultant, technical, and analytical services:

-   Custom Courseware Design, Development and Delivery

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                  PAGE C-21

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

            SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

================================================================================
-       E-Learning program planning and analysis
-       E-Learning program design and development
-       E-Learning test and integration support
-       E-Learning courseware deployment
-       Operation and maintenance (O&M)
- E-Learning evaluation (e.g. courseware, overall program, program area, etc.)

The support may include requests for documentation, specialized reporting, etc. When asked for this support, the contractor shall notify the Fed Learn COR of the need. Specifications will be provided to the contractor via written Technical Instructions. Activities shall at minimum be reported in the Monthly Status Report.

C.3.2.5.5  Deliverables

Technical Support Activity Reports, Marketing Support Activity Reports, Custom Support Activity Reports, Courseware Provision, White Papers, Briefings, Activity Logs.

GSA OLU PROJECT NO.  20215GSD-02       APRIL 18, 2001                  PAGE C-22

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                      SECTION D - PACKAGING AND MARKING



D.1  MARKING OF CONTRACTOR REPORTS/DELIVERABLES

All reports and deliverables (documentation, reports, invoices, correspondence, etc.) shall prominently show on the cover the following identification numbers. This identifying information is provided on the task order award form:

GSA SCHEDULE CONTRACT NO.                       (TBD)
FED LEARN PROJECT NO.                           20215GSD-02
ORDER NO.                                       (FROM TASK ORDER AWARD DOCUMENT)
ACCOUNTING CONTROL TRANSACTION (ACT) NO         (FROM TASK ORDER AWARD DOCUMENT)

D.2  PACKING AND UNPACKING

The Contractor supplying items requiring packing and unpacking (equipment, software, courseware, etc.) shall furnish all such labor and supervision as may be necessary for packing, unpacking, and placement of such items when initially delivered to the Government. This shall be without charge unless specified in section B of the task order.

Supplies ordered under this task order shall be packed, packaged, and marked to insure acceptance by common carrier and safe delivery at destination. Containers and closures shall comply with the interstate Commerce Commission regulation, Uniform Freight Classification Rules, or regulation of other carriers as applicable to the mode of transportation.

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE D-1

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                   SECTION F - DELIVERABLES OR PERFORMANCE


F.1  PERFORMANCE


F.1.1  PERIOD OF PERFORMANCE

The period of performance for this task order shall be a base period of one year beginning at task order award with two (2) one-year option years to be exercised at the sole discretion of the Government.

F.1.2  PLACE OF PERFORMANCE

The primary places of performance for this task order shall be at the contractor's site. Upon the Government's determination of requirements for other CONUS and OCONUS work sites, the Government will add such sites to the requirements of this task order.

F.2  DELIVERABLE TYPES

Deliverables for Tasks 1 through 5 include courseware; materials relevant to training course delivery, reports, briefings, IPRs, marketing materials, course content, and life cycle management (LCM) documentation.. The contractor shall ensure that the LMS provides adequate tracking and reporting of all courses taken. The contractor shall develop a schedule of deliverables for documentation of Plans and Reporting relating to Tasks 1 through 5 with Government written concurrence.

F.3  SCHEDULE OF MILESTONES AND DELIVERABLES

The following is a schedule of significant milestones:
Calendar Days are used.
TOA = Task Order Award
TS = Task Start

-------------------------------------------------------------------------------------------------
          MILESTONE/DELIVERABLE                  RESPONSIBILITY         PLANNED COMPLETION DATE
          ---------------------                  --------------                            ----
-------------------------------------------------------------------------------------------------
Project Start (PS)                               Fed Learn/            TOA + 2 weeks
                                                 Contractor
-------------------------------------------------------------------------------------------------
TASK 1 - GSA OLU SET UP AND FIRST YEAR HOST
SERVICES (MANDATORY) (CLIN 001)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Site Look and Feel(C.3.2.1)                      Contractor            TOA
Site Look and Implemented(C.3.2.1)               Contractor            Governmental Approval +
                                                                       5 days
-------------------------------------------------------------------------------------------------
Upgrade Notifications (C.3.2.1.2)                Contractor            5 days Prior to Upgrade
                                                                       Implementation
-------------------------------------------------------------------------------------------------
User Support Logs (C.3.2.1.4)                    Contractor            Reported with Monthly
                                                                       Status Report (MSR)
-------------------------------------------------------------------------------------------------
LMS Reports (C.3.2.1.5)                          Contractor            Reported with MSR
-------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE F-1

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                   SECTION F - DELIVERABLES OR PERFORMANCE


-------------------------------------------------------------------------------------------------
             MILESTONE/DELIVERABLE               RESPONSIBILITY         PLANNED COMPLETION DATE
             ---------------------               --------------                            ----
-------------------------------------------------------------------------------------------------
TASK 1 - GSA OLU SET UP AND FIRST YEAR HOST
SERVICES (MANDATORY) (CLIN 001) (CONTINUED)
-------------------------------------------------------------------------------------------------
Education Advisory Services Activity Report      Contractor            Reported with MSR
(C.3.2.1.6)
-------------------------------------------------------------------------------------------------
Technical support Logs (C.3.2.1.8)               Contractor            Reported with MSR
-------------------------------------------------------------------------------------------------
Access/Authorization Transaction Records         Contractor            Reported with MSR
(C.3.2.1.9)
-------------------------------------------------------------------------------------------------
Implementation Plan (C.3.2.1.10)                 Contractor            With Proposal
-------------------------------------------------------------------------------------------------
Implementation Plan Updates (C.3.2.1.10)         Contractor            As Required
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
TASK 3 - OLU HOST & MAINTENANCE SERVICES
(OPTIONAL) (CLINS 002A - 003D)
-------------------------------------------------------------------------------------------------
Hosting and Maintenance Activities (C.3.2.3)     Contractor            See Respective
                                                                       Deliverables in Task 1
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
TASK 4 - ONLINE TRAINING SUPPORT (MANDATORY
CLIN 004) (OPTIONAL CLINS 005 - 006)
-------------------------------------------------------------------------------------------------
Courseware Available                             Contractor            TOA
-------------------------------------------------------------------------------------------------
All Required Courseware Available                Contractor            TOA + 45 days
-------------------------------------------------------------------------------------------------
User Support Logs (C.3.2.4.1)                    Contractor            Reported with MSR
-------------------------------------------------------------------------------------------------
Software Upgrades Report (C.3.2.4.2)             Contractor            Reported with MSR
-------------------------------------------------------------------------------------------------
Training Partner/Group Activities Summary        Contractor            Reported with MSR
(C.3.2.4.3)
-------------------------------------------------------------------------------------------------
Emerging Standards Updates (C.3.2.4.4)           Contractor            As Applicable
-------------------------------------------------------------------------------------------------
OLU Marketing Activities Report (C.3.2.4.5)      Contractor            Reported with MSR
-------------------------------------------------------------------------------------------------
Monthly Status Report (C.3.2.4.6)                Contractor            Monthly (to coincide
                                                                       with invoiced period)
-------------------------------------------------------------------------------------------------
Quality Assurance Surveillance Plan (C.3.2.4.7)  Contractor            With Proposal
-------------------------------------------------------------------------------------------------
Quality Control Plan (C.3.2.4.8)                 Contractor            With Proposal
-------------------------------------------------------------------------------------------------
Quality Control Self Assessment Report           Contractor            Semi-Annual Performance
(C.3.2.4.8)                                                            Evaluation
-------------------------------------------------------------------------------------------------
In Progress Reviews (C.3.2.4.9)                  Contractor/ Fed       Monthly or at
                                                 Learn/ GSA POC        Government's Request
-------------------------------------------------------------------------------------------------
In-Progress Reviews Report (C.3.2.4.9)           Contractor            Delivered at IPR
-------------------------------------------------------------------------------------------------
In-Progress Reviews After Action Report                                Delivered 15 days after
(C.3.2.4.9)                                      Contractor            IPR
-------------------------------------------------------------------------------------------------
             MILESTONE/DELIVERABLE               RESPONSIBILITY         PLANNED COMPLETION DATE
-------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE F-2

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                   SECTION F - DELIVERABLES OR PERFORMANCE


-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
TASK 4 - ONLINE TRAINING SUPPORT (MANDATORY
CLIN 004) (OPTIONAL CLINS 005 - 006)
(CONTINUED)
-------------------------------------------------------------------------------------------------
Semi Annual Performance Evaluation (C.3.2.4.10)  Contractor/ Fed       TOA + Semi-annually
                                                 Learn
-------------------------------------------------------------------------------------------------
Transition Plan Draft (C.3.2.4.11)               Contractor            TOA + 30 days
Transition Plan Final                            Contractor            Receipt of Government
                                                                       Comments + 2 weeks
-------------------------------------------------------------------------------------------------
Transition Documentation (C.3.2.4.11)            Contractor            End of Task Order
-------------------------------------------------------------------------------------------------
TASK 5:  PROGRAM SUPPORT (MANDATORY CLIN 007)
(OPTIONAL CLINS 008 - 009)
-------------------------------------------------------------------------------------------------
Custom Technical Support Activity Reports        Contractor            Per Technical
(C.3.2.5.2)                                                            Instructions
-------------------------------------------------------------------------------------------------
Custom Marketing Support Activity Reports        Contractor            Per Technical
(C.3.2.5.3)                                                            Instructions
-------------------------------------------------------------------------------------------------
Custom Support Activity Reports (C.3.2.5.4)      Contractor            Per Technical
                                                                       Instructions
-------------------------------------------------------------------------------------------------
Reports, Courseware Development, White Papers,   Contractor            Per Technical
Briefings, Documentation, etc. (C.3.2.5)                               Instructions
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

F.4  DELIVERY AND ACCEPTANCE


F.4.1  DELIVERY


FOR FED LEARN COR: All courseware, other deliverables, unclassified correspondence, and reports related to this task order must be provided to the Contracting Officer's Representative (COR) and the client site POC . An electronic copy of all deliverables, unclassified correspondence, and reports related to this task order must be delivered to the Contracting Officer's Representative (COR) at the following location.

     Attn:  Barbara Rosholdt
     GSA Schedule Contract #:GS-35F-0561J
     Project Number:  20215GSD-02
     Task Order Number (T0901BH5001)
     GSA Fed Learn (TFD)
     5203 Leesburg Pike, Suite 1100
     Falls Church, VA  22041-3467
     Telephone:  (703) 605-9842
     Facsimile:  (703) 605-9756
     E-mail:     barbara.rosholdt@gsa.gov

FOR GSA CO:

Each correspondence and report related to the Task Order, exclusive of the deliverables, must be delivered to the Contracting Officer at the following location:

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE F-3

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                   SECTION F - DELIVERABLES OR PERFORMANCE

     Attn:  Sheila A. Leonard, Contracting Officer
          GSA Schedule Contract #:GS-35F-0561J
          Project Number:  20215GSD-02
          Task Order Number (T0901BH5001
          GSA ANSWER SDC & Services Acquisition Division
          1301 Clay Street, Suite 500N
          Oakland, CA 94612
          Telephone:  (510) 637-3893
          Facsimile:  (510) 637-3883
          E-mail:     sheila.leonard@gsa.gov


FOR CLIENT POINT OF CONTACT:

     Attn:  Judy Westbrook
            GSA, CPT
            1800 F Street, N. W.
            Room 6242
            Washington, D. C. 20405
            Telephone:  (202) 208-7037
            Facsimile:  (202) 208-5430
            E-mail:     judith.westbrook@gsa.gov


GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE F-4

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                   SECTION G - CONTRACT ADMINISTRATION DATA


G.1  SUBCONTRACT CONSENT

The Contractor shall submit the information required by the subcontracts clause "FAR 52.244-2 Subcontracts to the Contracting Officer and assigned Contracting Officer's Representative. The Contracting Officer will provide written notice to the Contractor of his decision.

G.2  AVOIDANCE OF ENGAGING IN PERSONAL SERVICES AND INHERENTLY GOVERNMENT
ACTIVITIES:

Personal services are characterized by an employer-employee relationship between the Government and contractor employees. At GSA, personal services contracts are not permitted. The contractor shall select technical assistance expertise for this task order in accordance with meeting the technical requirements of this Task Order. If, in the opinion of the contractor, the technical requirements of the task order restrict the contractor in personnel selection to only one person, the contractor shall so notify the GSA CO and COR immediately.

Inherently Government Activities involve performing work of a policy, decision-making, or managerial nature, which is the direct responsibility of GSA officials. FAR Subparts 7.5 and 11.105 provide further information on inherently government activities. Any final Agency action within this task order must reflect the informed, independent judgment of Agency officials. To avoid any likelihood that contractor personnel could be confused with GSA employees or improperly representing GSA, contractor personnel shall be properly identified as contractor employees when attending meetings, answering Government telephones, or working in situations where their actions could be construed as acts of Government officials.

G.3  CONTRACTING OFFICER'S REPRESENTATIVE (COR)

a) The Contracting Officer' Representative (COR) for this task order (TO) will be Barbara Rosholdt, the Fed Learn Senior Project Officer.. The COR will receive, for the Government, all deliverables required for by the TO and will represent the Contracting Officer in the technical phases of the TO. The COR will provide no supervisory or instructional assistance to contractor personnel. The COR will require neither personal services nor inherently governmental functions to be performed by the contractor.

b) The COR is not authorized to change any of the terms and conditions of the Task Order (TO). Changes in the scope of work will be made only by the Contracting Officer by properly executed modifications to the TO. Additional responsibilities of the COR include:

    - Monitoring the contractor's performance to ensure compliance with technical requirements of the TO.

    - Review and approve contractor invoices and recommend approval/suspension/ disapproval to the CO. Review of costs includes review for cost reasonableness.

    - Review and approval of progress reports, technical reports, etc., which require Government approval.

    - Verifying and certifying that the items have been inspected and meet the requirements of the TO.

    - Immediately notifying to the CO if performance is not proceeding satisfactorily.

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE G-1

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                   SECTION G - CONTRACT ADMINISTRATION DATA

    - Ensuring that changes in work under the TO are not initiated before written authorization or a modification is issued by the CO.

    - Providing the CO a written request and justification for requested changes.

    - Furnishing interpretations relative to the meaning of technical specifications and technical advice relative to CO approvals of subcontracts, overtime, travel to general-purpose meetings, etc.

    - Inspecting and accepting service, including visiting the contractor's facilities to check performance as authorized by TO inspection clause on a non-interference basis. This may include, but is not limited to, evaluation of the following:

        -   Actual performance versus schedule and reported performance.

        - Changes in technical performance, which may affect financial status, personnel or labor difficulties, over-extension of resources, etc.

        - Verify that the number and level of the employees charged to the task order are actually performing work under the task order.

    -   At the completion of the TO, advising the CO concerning the following:

        - All articles and services required to be furnished and/or performed under the TO have been technically accepted.

        - Contractor compliance with patent rights and royalties clauses of the TO.

        - Disposition of any Government- furnished property in possession of the contractor.

        - Verification of proper consumption and use of Government-furnished property by the contractor.

        - Prepare a performance report detailing compliance with requirements, Quality Assurance, timely completion, and any problems associated with the TO.

c) The contractor is advised that only the CO, acting within the scope of this task order and his authority, has the authority to make changes which affect task order prices, quality, quantities, or delivery terms.

d) The COR will furnish technical advice, confirmed in writing within 5 days, of any oral technical direction to the contractor to provide specific details, milestones to be met within the terms of the task order, and any other advice of a technical nature necessary to perform the work specified in the task order. He shall not issue any instructions, which would constitute a contractual change. Such tasking is termed technical direction. The COR will issue all technical instructions to the contractor to assure all work is performed within the scope of the task order and forward copies to the CO. The term "technical instruction" is used to refer to

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE G-2

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                   SECTION G - CONTRACT ADMINISTRATION DATA

    technical instruction, technical direction, technical advice, task assignments, or any form of tasking given to the contractor.

G.4  CONTRACTOR CONDUCT

Several items of conduct are unique to Fed Learn projects.

G.4.1  CONTRACTOR WORKS FOR FED LEARN

The contractor shall provide these services for Fed Learn, Federal Technology Service, General Services Administration, directly, and only indirectly for the Fed Learn client.

G.4.2  FED LEARN CONTACTS CUSTOMER ON PROBLEMS

If Fed Learn deems it necessary, Fed Learn, not the contractor, will contact the client regarding any problems and coordinate discussions related to the problems and their resolutions.

G.5  PROBLEM NOTIFICATION

The contractor shall notify Fed Learn Contracting Officer's Representative
(COR) immediately upon identification of any problem(s) that would delay the completion of a task or deliverable or that affect or potentially affect the task order. The contractor shall make such notifications verbally during normal work hours or at the beginning of the Government workday. Within 24 hours after identification of the problem, the contractor shall furnish Problem Notification Reports (PNR) to both the Contracting Officer and COR. SEE ATTACHMENT B.

G.6  GOVERNMENT FEE COLLECTION

The contractor shall be responsible for collecting and returning to the Government via credit on the monthly invoice the $5 per course registration add-on fees under this task order.

G.7  ORDERING

(a) Any supplies and services to be furnished under this task order shall be ordered by issuance of technical instructions by the Government's Contracting Officer's Representative (COR) designated in the task order. Such technical instructions may be issued from the date of task order award through the date of task order expiration.

(b) All technical instructions are subject to the terms and conditions of this task order. In the event of a conflict between a technical instruction and the task order, the task order shall control.

(c) If mailed, a technical instruction is considered "issued" when the Government deposits the technical instruction in the mail. Technical instructions may be issued orally, by facsimile, or by electronic commerce methods. All oral technical instructions shall be confirmed in writing (e-mail or facsimile) within five (5) days of issuance.

(d) Each technical instruction that orders work will reference the Schedule B CLIN, Section C statement of work reference(s), and other appropriate task order references, and if applicable, cite the respective funding pertaining to the technical instruction and remaining funding regarding the task(s) ordered.

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE G-3

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                  SECTION H - SPECIAL CONTRACT REQUIREMENTS


H.1  SECURITY REQUIREMENTS

Work under this task order will not require access to classified information.

H.2  PERSONNEL

Assigned contractor personnel shall have the analytical, functional, and technical experience and expertise in the areas required by this task order to successfully complete the required work. The Government reserves the right to review and approve resumes for any proposed personnel. (See Section L herein)

H.2.1  CONTRACTOR RESPONSIBILITIES

The contractor shall provide personnel, together with the supervision, management and administrative services necessary to successfully meet Government requirements. The contractor shall designate one person from the skill levels required in the performance of the task order as the person serving as the Task Leader. The person designated as Task Leader shall be considered a key person.

H.2.2  KEY PERSONNEL

The Program Manager and Task Leader(s) are identified as key personnel for the task order and are essential for successful contractor performance. Key personnel shall be available under this task order on the effective date of award. Program Manager and Task Leader(s) may be the same person. The contractor may identify other personnel as key, subject to the approval of the Government.

H.2.3  CONTRACTOR'S PROGRAM MANAGER

The contractor shall appoint one Program Manager, who will be the contractor's authorized contact point with Fed Learn, the client agency, and the supervisor for contractor personnel assigned to this task order. The Program Manager shall be available as necessary to respond promptly and fully to the Government's requirements.

H.2.4  REPLACEMENT


H.2.4.1  Immediacy

If one or more of the key personnel are or will be unavailable for work under this task order for a continuous period exceeding fourteen (14) calendar days, the contractor shall immediately notify the COR and CO and provide resumes for replacement of such personnel with personnel of equal qualifications within fifteen (15) calendar days of notification. Such replacements are subject to the Government review and approval for technical sufficiency.

H.2.4.2  Frequency

During the first year of performance, the contractor shall make no substitutions of key personnel without the consent of the Contracting Officer unless the substitution is necessitated by illness, death, or termination of employment. The contractor shall notify the Contracting Officer and Contracting Officer's Representative within 15 calendar days after the occurrence of any of these events and provide the information required by paragraph (c) below. After the first year, the

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE H-1

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                  SECTION H - SPECIAL CONTRACT REQUIREMENTS

contractor shall submit the information required by paragraph (c) to the CO and COR at least 15 days prior to making any permanent substitutions.

H.2.4.2  Proposals of Substitutions

The contractor shall provide a detailed explanation of the circumstances necessitating the proposed substitutions; complete resumes for the proposed substitutes, and any additional information requested by the Contracting Officer. Proposed substitutes should have comparable qualifications to those of the persons being replaced. The Contracting Officer will notify the contractor within 15 calendar days after receipt of all required information of the decision on substitutions.

H.2.5  TRAINING

The contractor shall provide the necessary fully trained and experienced technical and lead personnel required for performance in support of the Government. Training at Government expense will not be authorized for replacement personnel nor for the purpose of keeping contractor employees abreast of advances in the state-of-the-art or for training contractor employees on equipment, computer languages, and computer operating systems that are available on the commercial market.

H.2.6  PERSONNEL QUALIFICATIONS

Each mentor/instructor provided by the contractor is expected to be a well-qualified industry specialist, certified in the area of training required and trained and experienced in the discipline of on-line training.

H.2.7  LABOR CATEGORY REQUIREMENTS


H.2.7.1  Project Manager (PM)

General Experience: The PM shall have five or more years of project management experience on Federal contracts involving distance-learning and instructor-lead courses, and course development. The PM shall be knowledgeable of e-Learning and web-based instruction, Government contracts, and estimating and scheduling resources.

Specialized Experience: The PM shall have five or more years of experience supervising and managing LCM phases of technology-based training (i.e., analysis through O&M and evaluation). The PM shall be familiar with technology-based course development, delivery media and methods, and different student learning styles.

Duties: The PM manages multiple subtasks; organizes, directs, and coordinates planning and production of the Contractor's support activities. The PM shall have demonstrated capability for oral and written communications. The PM shall meet with GSA/Fed Learn personnel, GSA client POC, and/or other contractors. The PM formulates and reviews plans and deliverables, determines costs related to the task order, and ensures conformance with standards. The PM assigns, schedules, and reviews work of subordinates, and explains policies, purposes, and goals of the organization to subordinates.

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE H-2

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                  SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.2.7.2  Senior Analyst/Senior Designer

General Experience: The Senior Analyst/Designer shall have five or more years of experience in one or more of the following areas: Distance Learning and technology-based course delivery; instructional design and development that supported technology-based training systems; technological design and implementation that included application software, hardware, and data communication systems; development of instructional materials necessary to provide students with a hands-on training experience, including the development and integration of hardware and software components.

Specialized Experience:

- The Senior Designer shall have three or more years experience performing all LCM phases of instructional design and development (i.e., from analysis through evaluation). The Senior Designer shall be proficient in Distance Learning, E-learning, and technology-based instruction.

- The Senior Analyst shall have five or more years experience performing all software LCM phases (i.e., from analysis through O&M). The Senior Analyst shall be proficient in Window NT, web-based applications, and telecommunications software and hardware that support web systems and video tele-conferencing.

Duties: The Senior Analyst/Designer provides specialized assistance on problems that require in-depth, state-of-the-art knowledge of a specialized information or educational systems discipline. The Senior Analyst augments project teams and supports the contractor's PM by providing technical or functional knowledge and analysis of specialized or complex problems. Technical support may include designing databases, system or courseware integration and testing, evaluating systems or courseware, implementing telecommunication networks, preparing technical reports, and developing instructional material.

H.2.7.3  Journeyman Analyst

General Experience: The Journeyman Analyst shall have four (4) years of progressive Information Technology (IT) experience including at least three projects in the following technical areas: Distance Learning and technology-based course delivery; instructional design and development that supported technology-based training systems; technological design and implementation that included application software, hardware, and data communication systems; development of instructional materials necessary to provide students with a hands-on training experience, including the development and integration of hardware and software components included in Section C of this task order.

Specialized Experience: The Journeyman Analyst shall one (1) year in management support of substantial e-Learning projects.

Duties: The Journeyman Analyst supports a senior analyst with both technical and administrative tasks related to the project with direct responsibility for assuring the correctness of a product.

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE H-3

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                  SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.2.7.4  Junior Analyst

General Experience: The Junior Analyst shall have two (2) years of progressive IT experience including at least one project the following technical areas:
Distance Learning and technology-based course delivery; instructional design and development that supported technology-based training systems; technological design and implementation that included application software, hardware, and data communication systems; development of instructional materials necessary to provide students with a hands-on training experience, including the development and integration of hardware and software components included in Section C of this task order.

Duties: The Junior Analyst works under close supervision, developing the requirements of a product from inception to conclusion. Develops required specifications for simple to moderate complex problems.

H.2.7.5  Programmer

General Experience: The Programmer shall have one (1) year of progressive Information Resources Management (IRM) experience including at least two projects in technical areas included in Section C. At least one project shall have occurred within the past three (3) years.

Duties: The Programmer performs direct technical work on projects. Works under general supervision and codes, installs, operates, maintains, configures, troubleshoots, and repairs IRM systems devices, circuits, cables, components, software, and end-user devices, components, software and connectivity. Coordinates with the contractor's project manager, GSA COR, and Government user representatives to ensure accurate solutions and user satisfaction on technical matters.

H.2.7.6  Instructor

General Experience: The Instructor shall have four (4) years of experience in information systems development, training, or related fields.

Specialized Experience: The Instructor shall have at least two (2) years of experience in developing and providing ADP and end user training on computer hardware and application software.

Duties: The Instructor conducts the research necessary to develop and revise training courses and prepares appropriate training catalogs. Prepares instructor materials (course outline, background material, and training aids). Prepares student materials (course manuals, workbooks, handouts, completion certificates, and course critique forms). Consults with courseware developers on course development and delivery and provides on-line training facilitation by conducting e-Learning courses, workshops, and seminars.

H.2.7.7  Web Designer

General Experience: The Web Designer shall have 1 year of computer experience using Internet/intranet products, including Webserver and related products selection and administration.

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE H-4

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                  SECTION H - SPECIAL CONTRACT REQUIREMENTS

Specialized Experience: The Web Designer shall have at least 1 year of experience building and installing web sites, including product selection, configuration, installation, maintenance, and site policy development. Experience developing web pages using HTML and associated scripting and graphics integration.

Duties: The Web Designer translates applications requirements into the design of complex web sites, including integrating web pages and applications to serve either as stand alone sites or as the front end to web-based applications. Must be able to apply new and emerging technologies to the site development process.

H.2.7.8  Technical Editor/Graphics Assistance

General Experience: The Technical Editor/Graphics Assistant shall have 2 years of experience with IT Graphics development or administrative education support.

Specialized Experience: The Technical Editor/Graphics Assistant shall have project experience with computer graphics or web graphics support.

Duties: The Technical Editor/Graphics Assistant shall have provides general-purpose administrative and clerical support for project tasks. May include secretarial support, word-processing, graphics, desktop publishing, editing and coordination.

H.3  TECHNICAL INSTRUCTIONS

Technical instructions will be approved in writing by the GSA COR prior to the provision of any service or support by the contractor. Technical instructions will be in the form of an abbreviated specification/statement of work, containing pertinent technical information relevant to the OLU-related service or training to be provided (description of class, design requirements, system involved, types of equipment needed, length of class, instructors, attendees, etc.). The contractor will propose hours and any other cost elements in its cost proposal estimate of the specific course development or service for that class which will be negotiated.

H.4  PRIME CONTRACTOR'S RESPONSIBILITIES WITH ITS TEAM/SUBCONTRACTORS

a) It is agreed and understood that the Prime Contractor is totally responsible for the performance of its team/subcontractors for this task order. In this regard, the Prime Contractor understands it is its responsibility to flow down to all tiers of team/subcontractors all Government requirements set forth in the prime's task order, including those requirements set forth in the Prime Contractor's technical and price proposals as necessary for the performance of each team/subcontract.

b) If, in the conduct of this contract, any issue arises regarding the Prime's team/subcontractor, the Prime Contractor understands and agrees that it is its responsibility to resolve all issues.

c) The Prime's demonstrated performance in managing its team/subcontractors will be reviewed and evaluated during the normal evaluation of the Prime Contractor's performance during this task order.

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE H-5

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                  SECTION H - SPECIAL CONTRACT REQUIREMENTS


H.5  TRAVEL (LONG DISTANCE)

All travel costs associated with the performance of this Task Order shall be included in the appropriate line items under Program Support. The travel includes only long-distance travel; not local within 50 miles of the contractor's place of performance. The contractor will be reimbursed for the reasonable actual travel costs incurred in the performance of this Task Order excluding profit/fee.

H.6  POSTAWARD CONFERENCE

The Contractor agrees to attend any postaward conference convened by the Contracting Officer in accordance with Federal Acquisition Regulations Subpart 42.5.

H.7 INCORPORATION OF CONTRACTOR'S TECHNICAL AND COST/PRICE PROPOSAL SUBMITTED MARCH 1, 2001, AND AS CLARIFIED MARCH 14, 2001

The contractor's technical and price/cost proposal entitled, "Federal Learning Technical Program Task Proposal, GSA On-Line University, RFQ 20215GSD-02" dated 3/1/2001 and as clarified 3/14/2001 is incorporated by reference and made a part of this task order. In the event of any inconsistency between the provisions of this task order and the contractor's technical and price/cost proposal, the task order provisions take precedence.


GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE H-6

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                SECTION J - LIST OF DOCUMENTS AND ATTACHMENTS


J.1  ATTACHMENTS

Quality Assurance Surveillance Plan (QASP) Attachment A)
Problem Notification Report (PNR) (Attachment B)
Sample Courses from Required Areas (Attachment C)
Current GSA OLU Required Courses (Attachment D)

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE J-1

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                 ATTACHMENT A

--------------------------------------------------------------------------------

                                 ATTACHMENT A

                  QUALITY ASSURANCE SURVEILLANCE PLAN (QASP)

This plan is be incorporated into the task order upon award and used to monitor contractor performance.

1. TASK ORDER REQUIREMENT: General Services Administration/Fed Learn: "GSA On-Line University".

2. REQUIRED SERVICE REQUIREMENTS: This plan defines the performance standards/quality levels that the contractor agrees to satisfy in performance of the following GSA On-Line University (OLU) requirements:

a.      Task 1.  GSA OLU Requirements Section C.3.2.1
b.      RESERVED
c.      Task 3.  OLU Hosting and Maintenance Services Section C.3.2.3
d.      Task 4.  Courseware/Training Provision Section C.3.2.4
e.      Task 5.  Program Management Support Section C.3.2.5

3. PERFORMANCE STANDARDS:

This column identifies the performance standards that will be used to evaluate their performance after task order award.

4. ACCEPTABLE QUALITY LEVEL (AQL):

This column identifies the quality levels including specific metrics that the contractor agrees to meet.

5. PRIMARY METHOD OF SURVEILLANCE/EVALUATION:

This column describes the type and how information shall be provided to the Government to assist them in monitoring contractor performance.

6.NEGATIVE INCENTIVE

This column describes impact on contractor's fixed price payments if they are unable to satisfy their established performance objectives

GSA OLU PROJECT NO.  20215GSD-02         APRIL 18, 2001                 PAGE A-1

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

================================================================================

------------------------------------------------------------------------------------------------------------------------------------
ATTACH THE PLAN GSA  QUALITY ASSURANCE SURVEILLANCE PLAN  (REQUIREMENTS MATRIX)
------------------------------------------------------------------------------------------------------------------------------------
     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
------------------------------------------------------------------------------------------------------------------------------------
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
Pre-conditions  C.1            Background                   One prime contractor           Not more than one prime
------------------------------------------------------------------------------------------------------------------------------------
                C.1            Scope                        Total Program Support          Acceptable Performance in All Incentive
                                                                                           Impact Areas
------------------------------------------------------------------------------------------------------------------------------------
                C.2            Scope                        Comprehensive Pkg              Performance in All Incentive Impact Areas
------------------------------------------------------------------------------------------------------------------------------------
                C.2            Scope                        Internet/Intranet/CD           Course Delivery as Required
------------------------------------------------------------------------------------------------------------------------------------
                C.2            Scope                        Accessibility                  "
------------------------------------------------------------------------------------------------------------------------------------
                C.2            Scope                        IT services and training       "
------------------------------------------------------------------------------------------------------------------------------------
                C.2            Scope                        Environment Compliance         Meet GSA specific needs
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1          Overview                     Satisfy RFQ Requirements       Acceptable Performance in All  Required
                                                                                           Task Order Areas
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1          Overview                     Internet based web-site        See C.3.2.1.1 Internet site Availability
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1          Overview                     Credits and Certifications     Credit/Certification Provided as
                                                                                           applicable
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(1)       GSA OLU                      Site Performance Caps          Acceptable Capabilities in all Five
                                                                                           Requirement Areas
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(1)       GSA OLU                      Guest Availability             Guests Permitted
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(1)       GSA OLU                      Access Controls                Access Controls Operate Properly
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(2)       N/A                          None                           None
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(4)       Training Courseware          Training Courseware Support    Students Able to Take Courses
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(4)       Training Courseware          Training Materials             Students Obtain Relevant Materials
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(4)       Training Courseware          Training Partnerships          New Providers Are Included
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             *See note at end of document
------------------------------------------------------------------------------------------------------------------------------------
     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
------------------------------------------------------------------------------------------------------------------------------------
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
PRE-CONDITIONS   C.1               Monthly Status Reports (MSRs), In-Progress                            None
                                    Reviews (IPRs), Semi-Annual Performance
                                              Evaluations (SAPEs)
------------------------------------------------------------------------------------------------------------------------------------
                 C.1                              MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.2                              MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.2                       LMS Reporting/MSR/IPR/SAPE                                    None
------------------------------------------------------------------------------------------------------------------------------------
                 C.2                                   "                                                 None
------------------------------------------------------------------------------------------------------------------------------------
                 C.2                                   "                                                 None
------------------------------------------------------------------------------------------------------------------------------------
                 C.2                              MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1                            MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1                        MSR/IPR/SAPE/Monitor                     SEE C.3.2.1.1 INTERNET SITE AVAILABILITY
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1                            MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(1)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(1)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(1)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(2)                             None                                               None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(4)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(4)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(4)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-2

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(4)       Training Courseware          Initial Tech Support           Tech Support Available and Successful
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(4)       Training Courseware          Follow-on Tech Support         Tech Support Available
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(5)       Program Management           PM Support/Services            Responsive to Technical Instructions
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(5)       Program Management           Develop GSA OLU                Provide Program Support
------------------------------------------------------------------------------------------------------------------------------------
                C.3.1(5)       Program Management           Assist OLU with Surveys        Surveys Completed and Analysed
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2          SPECIFIC REQUIREMENTS        COMPLY WITH QASP               FULLY COMPLY
------------------------------------------------------------------------------------------------------------------------------------
Task#1          C.3.2.1        GSA OLU Rqmts                Government approves            Contractor Provides Approved OLU
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1        GSA OLU RQMTS                VCAMPUS IMPLEMENTS             OLU LOOK AND FEEL WITHIN 5 DAYS AFTER
                                                                                           GOVERNMENT APPROVAL
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1        GSA OLU Rqmts                One stop shopping              "Learning content, educational advisory
                                                                                           services, online registration service,
                                                                                           technical and admin support" Available
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1        GSA OLU RQMTS                24X7 AVAILABILITY              95%
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1        GSA OLU RQMTS                INCIDENT REPORTING             ALL INCIDENTS REPORTED
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1        GSA OLU RQMTS                INCIDENT TRACKING              ALL INCIDENTS TRACKING REPORTED
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.1      OPERATIONAL ENVIRONMENT      SUPPORT TOOLS                  COURSEWARE PROVIDED ANYTIME, ANYWHERE
                                                                                           (90%)
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.1      Operational Environment      Customized browser desktop     See C.3.2.1 "Look and Feel"
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.1      OPERATIONAL ENVIRONMENT      INTERNET SITE AVAILABILITY     95%
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(4)                  User Support Logs/IPR/SAPE                                    None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(4)                  User Support Logs/IPR/SAPE                                    None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(5)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(5)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.1(5)                         MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2                         MSR/IPR/SAPE/AUDIT                                 SEE C.3.2.4.6 QASP
------------------------------------------------------------------------------------------------------------------------------------
Task#1           C.3.2.1                   Certification of Delivery                                     None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1                      CERTIFICATION/REVIEW                      1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1                          MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1                MSR/IPR/SAPE/LMS REPORTING/AUDIT               SEE C.3.2.1.1 INTERNET SITE AVAILABILITY
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1                    USER SUPPORT LOGS/REVIEW                             SEE C.3.2.1 TRACKING
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1                   USER SUPPORT LOGS/IPR/SAPE                   1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.1                        MSR/IPR/SAPE                          1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.1                    Certification/Review                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.1                        MSR/IPR/SAPE                          1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-3

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.1      OPERATIONAL ENVIRONMENT      COMPLY WITH QASP               FULLY COMPLY
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.2      UPGRADES                     USER NOTIFICATION              5 WORK DAYS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.2      UPGRADES                     COORDINATE WITH GOVERNMENT     GOVERNMENT CONCURRENCE OBTAINED PRIOR TO
                                                                                           SYSTEM UPGRADES OR NEW COURSEWARE
                                                                                           RELEASES
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.3      Internet Connectivity        Accessibility                  Students able to Access Courseware
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.3      Internet Connectivity        Global access                  Students able to Access Courseware
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.3      Internet Connectivity        Commercial Phone Access        Students able to Access Courseware
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.4      TECH SUPPORT SERVICES        TECH SUPPORT/SERVICES          AVERAGE USER SATISFACTION:  ACCEPTABLE
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.4      TECH SUPPORT SERVICES        TECH SUPPORT RESPONSE 24 HR.   90% AVAILABILITY
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.4      TECH SUPPORT SERVICES        ON LINE AND PHONE SUPPORT      95% ANSWERED BY THE 5TH RING
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5      GSA OLU LMS                  Provide a LMS                  LMS Availability
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5      GSA OLU LMS                  Extended LMS access            GSA Client Administrator's Access
                                                                                           Availability
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5      GSA OLU LMS                  Fed Learn Access               GSA Client Administrator's Access
                                                                                           Availability
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5      GSA OLU LMS                  Track student progress         LMS Information Available
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5      GSA OLU LMS                  IMPLEMENT & CONDUCT TESTING    GOVERNMENT ACCEPTANCE
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.1                     MSR/IPR/SAPE/AUDIT                                 SEE QASP (3.2.4.6)
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.2                    REVIEW/MSR/IPR/SAPE                       1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.2                    REVIEW/MSR/IPR/SAPE                       1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.3                        MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.3                        MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.3                        MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.4                 USER SUPPORT LOGS/IPR/SAPE                   1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.4                 USER SUPPORT LOGS/IPR/SAPE                          SEE 3.2.1.4 TECH SUPPORT
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.4                 USER SUPPORT LOGS/IPR/SAPE                          SEE 3.2.1.4 TECH SUPPORT
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5                        MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5                    LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5                    LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5                    LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5                    LMS REPORTS/IPR/SAPE                      1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-4

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5      GSA OLU LMS                  On-line proctoring             As needed per course
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(1)   Virtual Classroom            Classroom accessible via       As needed per course
                                                            LMS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(2)   ONLINE COURSE CATALOGS       INTEGRATED CATALOG             PROVIDES COURSE DESCRIPTIONS,
                                                                                           REQUIREMENTS, AND OFFERINGS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(2)   Online course Catalogs       Course data and requirements   See Integrated Catalog
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(2)   Online course Catalogs       Links to other online          Government Approved Links Available
                                                            catalogs
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(3)   Online learning repository   Learning repository on LMS     Search engine available for Catalog
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(3)   ONLINE LEARNING REPOSITORY   DOWNLOADABLE POSTINGS          SUPPORT MATERIALS ABLE TO BE DOWNLOADED
                                                                                           AS NEEDED
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(3)   Online learning repository   Student notification           Notice of special requirements available
                                                            capability                     with course descriptions
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(3)   ONLINE LEARNING REPOSITORY   LINKS TO ONLINE REFERENCES     GOVERNMENT APPROVED LINKS AVAILABLE
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(4)   Online Education Courses     Multiple format offerings      Courseware functions across multiple
                                                                                           formats
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(5)   Online Diagnostics/          Support links to self-tests    Government Approved Links Available
                               Self-Help Tools
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.5(6)   DECISION SUPPORT TOOLS       AUTOMATED REPORTING            REPORTS ARE AVAILABLE AND ACCEPTABLE TO
                                                            CAPABILITIES                   GOVERNMENT
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.6      Access to Educational        Admin Services access          Advisement Services Available
                               Advisory Services
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.7      Access to Administrative     E-commerce capabilities        Students Can Purchase Courses with Credit
                               Support Services             Available                      Cards or Appropriate Authorizations
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.8      ACCESS TO TECHNICAL SUPPORT  TECH SUPPORT AVAILABLE 8-8     90% AVAILABILITY
                               SERVICES                     M-F
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5                    LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(1)                 LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(2)                 LMS REPORTS/IPR/SAPE                      1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(2)                 LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(2)                 LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(3)                 LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(3)                 LMS REPORTS/IPR/SAPE                        SEE C.3.2.4 DOWNLOADABLE POSTINGS
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(3)                 LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(3)                 LMS REPORTS/IPR/SAPE                      SEE C.3.2.4 LINKS TO ONLINE REFERENCES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(4)                 LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(5)                 LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.5(6)                 LMS REPORTS/IPR/SAPE                        SEE C.3.2.4.6 AUTOMATED REPORTING
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.6        Education Advisory Services Activity Report/                           None
                                                    IPR/SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.7                    LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.8              TECHNICAL SUPPORT LOGS/IPR/SAPE                        SEE 3.2.1.4 TECH SUPPORT
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-5

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.9      CHRIS                        ADMIN SERVICES ACCESS          WITHIN 1 HOUR OF TIME REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.9(1)   CPT verification capability  Verify student participation   GSA able to Verify Automatically
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.9(2)   Unique user ID               Generate unique User ID        User Ids Automatically Generated by GSA
                                                                                           Authorized Personnel
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.9(2)   Unique user ID               Password retrieval             Passwards Automatically Retrievable by
                                                                                           GSA Authorized Personnel
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.9(2)   Unique user ID               Record all retrievals          Automated Log
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.10     IMPLEMENTATION PLAN          IMPLEMENT OVERALL PLAN         GOVERNMENT ACCEPTANCE OF IMPLEMENTATION
                                                                                           OF GOVERNMENT APPROVED PLAN
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.10     IMPLEMENTATION PLAN          UPDATE IP AS REQUIRED          SUBMITTED WITHIN 2 WEEKS OF GOVERNMENT
                                                                                           REQUEST FOR UPDATE
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.1.10     IMPLEMENTATION PLAN          SUBMIT IP PER CONTRACT         GOVERNMENT ACCEPTANCE
------------------------------------------------------------------------------------------------------------------------------------
TASK# 3         C.3.2.3        OLU HOSTING & MAINT. SVC     HOSTING AND MAINTENANCE        REFER TO REQUIREMENTS AND DELIVERABLES
                                                            ACTIVITIES                     IN TASK 1
------------------------------------------------------------------------------------------------------------------------------------
TASK# 4         C.3.2.4        COURSEWARE/TRAINING          SUPPORT & PROVIDE ONLINE TNG   REQUIRED COURSEWARE AVAILABLE WITHIN 45
                                                                                           DAYS OF AWARD
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4        COURSEWARE/TRAINING          COURSEWARE AVAILABLE           COURSEWARE AVAILABLE UPON AWARD
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4        Courseware/Training          Multiple format offerings      Courseware functions across multiple
                                                                                           formats
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.9       ACCESS/AUTHORIZATION TRANSACTION RECORDS/IPR/         SEE C.3.2.1.5(6) DECISION SUPPORT TOOLS
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.9(1)    Access/Authorization Transaction Records/IPR/                   SEE C.3.2.1.9 CHRIS
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.9(2)    Access/Authorization Transaction Records/IPR/                   SEE C.3.2.1.9 CHRIS
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.9(2)    Access/Authorization Transaction Records/IPR/                   SEE C.3.2.1.9 CHRIS
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.9(2)    Access/Authorization Transaction Records/IPR/                   SEE C.3.2.1.9 CHRIS
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.10                   CERTIFICATION/REVIEW                      1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.10                CERTIFICATION/MSR/IPR/SAPE                             SEE C.3.2.1.10 IP
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.1.10                   CERTIFICATION/REVIEW                                SEE C.3.2.1.10 IP
------------------------------------------------------------------------------------------------------------------------------------
Task# 3          C.3.2.3           Refer to Requirements and Deliverables in          Refer to Requirements and Deliverables in
                                                     Task 1                                             Task 1
------------------------------------------------------------------------------------------------------------------------------------
Task# 4          C.3.2.4                   Certification/MSR/IPR/SAPE                   1% of Invoice or Compensation fair and
                                                                                                reasonable to parties
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4                   CERTIFICATION/MSR/IPR/SAPE                   1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4                      LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-6

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4        Courseware/Training          Use asynchronous methods       As needed per course
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4        Courseware/Training          Include Synchronous Classes    As needed  per course
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4        COURSEWARE/TRAINING          DOWNLOADABLE POSTINGS          SUPPORT MATERIALS ABLE TO BE DOWNLOADED
                                                                                           AS NEEDED
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4        COURSEWARE/TRAINING          LINKS TO ONLINE REFERENCES     GOVERNMENT APPROVED LINKS AVAILABLE
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4        Courseware/Training          Quality of Courseware          Average User Quality Satisfaction is at
                                                                                           Least Acceptable
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4        Courseware/Training          New Courseware Areas           Courseware Added with Government
                                                            Available                      Concurrence
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.1      OPERATIONAL ENVIRONMENT      DISABILITIES ACT COMPLIANCE    ALL COURSES OFFERED AS COMPLIANCE IS
                                                                                           MANDATED
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.1      TECH SUPPORT SERVICES        ON LINE AND PHONE SUPPORT      90% AVAILABILITY
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.2      Plug-In Upgrades             Student notification           Users Notified if Need to Update Plug-In
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.2      UPGRADES                     COORDINATE WITH GOVERNMENT     GOVERNMENT CONCURRENCE OBTAINED PRIOR TO
                                                                                           UPGRADES OR NEW COURSEWARE RELEASES
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.3      TRAINING PARTNERSHIPS        ENCOURAGE EXPANSION            AT LEAST 1 NEW PARTNER IDENTIFIED (AND
                                                                                           ADDED WITH GOVERNMENT CONCURRENCE) EACH
                                                                                           SIX MONTHS
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4                      LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4                      LMS Reports/IPR/SAPE                                       None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4                      LMS REPORTS/IPR/SAPE                      1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4                      LMS REPORTS/IPR/SAPE                      1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4                            IPR/SAPE                                             None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4                          MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.1                        MSR/IPR/SAPE                          1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.1                 USER SUPPORT LOGS/IPR/SAPE                   1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.2             Software Upgrades Report/IPR/SAPE                                 None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.2           SOFTWARE UPGRADES REPORT/MSR/IPR/SAPE                      SEE C.3.2.1.2 UPGRADES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.3       TRAINING PARTNER/GROUP ACTIVITIES SUMMARY/IPR/         1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-7

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.3      TRAINING PARTNERSHIPS        TYPES OF PARTNERS              GOVERNMENT APPROVED LINKS AVAILABLE
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.3      TRAINING PARTNERSHIPS        MARKETING SUPPORT              NEW PARTNERS' BENEFITS ARE MARKETED
                                                                                           WITHIN GSA OLU
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.3      TRAINING PARTNERSHIPS        PARTNER GROUP                  SHOW PROGRESS IN MARKETING TO POTENTIAL
                                                                                           PARTNERS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.4      EMERGING STANDARDS           SCORM PLAN                     COMPLIANT WITHIN 90 DAYS OF STANDARDS
                                                                                           ISSUANCE
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.4      Emerging Standards           Tracking Other Relevant        Reports on Efforts to Comply with Other
                                                            Standards                      Relevant Standards
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.5      PROGRAM MARKETING SPT        MARKETING                      GSA OLU ADVERTISING OR SUPPORT FOR
                                                                                           GOVERNMENT MARKETING
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.5      PROGRAM MARKETING SPT        PUBLICITY                      COR CONCURRENCE RECEIVED PRIOR TO
                                                                                           DISSEMINATION
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.5      PROGRAM MARKETING SPT        UPDATE MARKET APPROACH         DELIVER ACCEPTABLE UPDATED MARKET
                                                                                           APPROACH
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.5      PROGRAM MARKETING SPT        VCAMPUS BEARS COSTS            MARKETING ACTIVITIES DO NOT SHOW COST
                                                                                           IMPACT ON PROJECT
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.6      REPORTING REQUIREMENTS       COMPLY WITH SECTION F          ALL REPORTS DELIVERED TO GOVERNMENT
                                                                                           WITHIN DEFINED TIME FRAMES
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.6      REPORTING REQUIREMENTS       ACCESS TO AUTOMATED            GOVERNMENT ACCESS AVAILABILITY AS NEEDED
                                                            REPORTING
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.3       TRAINING PARTNER/GROUP ACTIVITIES SUMMARY/IPR/             PART OF TRAINING PARTNERSHIPS
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.3       TRAINING PARTNER/GROUP ACTIVITIES SUMMARY/IPR/             PART OF TRAINING PARTNERSHIPS
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.3       TRAINING PARTNER/GROUP ACTIVITIES SUMMARY/IPR/             PART OF TRAINING PARTNERSHIPS
                                                      SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.4          EMERGING STANDARDS UPDATES/MSR/IPR/SAPE             1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.4          Emerging Standards Updates/MSR/IPR/SAPE                              None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.5       OLU MARKETING ACTIVITIES REPORT /MSR/IPR/SAPE          1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.5       OLU MARKETING ACTIVITIES REPORT /MSR/IPR/SAPE                    PART OF MARKETING
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.5       OLU MARKETING ACTIVITIES REPORT /MSR/IPR/SAPE                    PART OF MARKETING
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.5       OLU MARKETING ACTIVITIES REPORT /MSR/IPR/SAPE                    PART OF MARKETING
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.6                        MSR/IPR/SAPE                          1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.6                        MSR/IPR/SAPE                          1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-8

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.6      REPORTING REQUIREMENTS       EVALUATE PERFORMANCE VS QASP   GOVERNMENT  ACCEPTANCE OF REPORTS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.6      REPORTING REQUIREMENTS       MONTHLY STATUS REPORT          ALL REPORTS DELIVERED WITHIN DEFINED
                                                                                           TIME FRAMES
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.6      REPORTING REQUIREMENTS       AVAILABILITY OF PERFORMANCE    AUTOMATED ACCESS TO RELEVANT DATA
                                                            DATA                           AVAILABLE AS NEEDED BY THE GOVERNMENT
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.6      REPORTING REQUIREMENTS       MSR PRIOR TO INVOICE           INVOICE DELIVERED AT LEAST TWO DAYS AFTER
                                                                                           MSR RECEIVED BY GOVERNMENT
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.6      REPORTING REQUIREMENTS       REQUIRED "GUEST" INFORMATION   DELIVERED AS PART OF PERFORMANCE DATA
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.7      QASP                         ENFORCE PROVISIONS OF QASP     100% COMPLIANCE
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.8      Program Quality Control      QCP minimum requirements       QCP Acceptable to Government
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.8(1)   Prepare QCP                  QC Methodology                 QCP Acceptable to Government
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.8(1)   Prepare QCP                  Contents                       QCP Acceptable to Government
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.8(2)   Internal Program Reviews     Performance accessing          QCP Acceptable to Government
                                                            criteria
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.8(2)   INTERNAL PROGRAM REVIEWS     SELF APPRAISAL REPORT          ALL REPORTS DELIVERED WITHIN DEFINED TIME
                                                                                           FRAMES
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.9      In-Progress Reviews          Reviews                        Monthly or as Government Requests
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.9      In-Progress Reviews          Schedule IPR responsibility    Contractor Schedules with COR & POC
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.9      In-Progress Reviews          Monthly status report IPR      Delivered as part of IPR Report
                                                            Items
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.6                     QASP/MSR/IPR/SAPE                        1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.6                        MSR/IPR/SAPE                          1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.6                        MSR/IPR/SAPE                            SEE ACCESS TO AUTOMATED REPORTING
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.6                        MSR/IPR/SAPE                                       PART OF MSR
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.6                        MSR/IPR/SAPE                            SEE ACCESS TO AUTOMATED REPORTING
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.7                     QASP/MSR/IPR/SAPE                               PART OF QASP (C.3.2.4.6)
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.8               Quality Control Plan/IPR/SAPE                                   None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.8(1)                       QCP/SAPE                                             None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.8(1)                       QCP/SAPE                                             None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.8(2)                       QCP/SAPE                                             None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.8(2)                       QCP/SAPE                            1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.9                        MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.9                          MSR/IPR                                              None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.9                          MSR/IPR                                              None
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-9

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.9      IN-PROGRESS REVIEWS          IN-PROGRESS REVIEWS REPORT     PROVIDED 1 WEEK PRIOR TO MEETING
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.9      In-Progress Reviews          IPR After Action Report        Delivered within 15 calendar days after
                                                                                           IPR
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.10     SEMI ANNUAL PERFORMANCE      PROVIDE REQUIRED DATA          ALL ITEMS OF SAPE REPORTED
                               EVALUATIONS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.10     Semi Annual Performance      VCampus scheduling             Contractor Schedules with COR & POC
                               Evaluations
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.10     Semi Annual Performance      Evaluation Agenda/Content      Government Approved Agenda/Format
                               Evaluations
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.10     Semi Annual Performance      Briefing and/or report         Government Approved Agenda/Format
                               Evaluations                  format
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.11     CONTRACT TRANSITION          SMOOTH TRANSITION WHEN         CONTRACTOR SUPPORTED TRANSITION
                                                            NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.11     CONTRACT TRANSITION          TRANSITION DOCUMENTATION/      30 DAYS AFTER END OF TASK ORDER
                                                            DATA
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.4.11     Contract Transition          Transition Plan Completed      Draft 30 days after "TBD" final 2 weeks
                                                                                           after receipt of Government comments
------------------------------------------------------------------------------------------------------------------------------------
Task# 5         C.3.2.5        PGM MGMT SPT                 Technical Instructions         Contractor Works from Technical
                                                            Identify Effort                Instructions
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.5.1      PGM MGMT SPT                 Management & admin services    Per Technical Instructions
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.5.1      PGM MGMT SPT                 ID the PM                      PM Identified
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.9          IN-PROGRESS REVIEWS REPORT/MSR/IPR/SAPE             1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.9        In-Progress Reviews After Action Report/MSR/                           None
                                                    IPR/SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.10                           SAPE                              1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.10                           SAPE                                               None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.10                           SAPE                                               None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.10                           SAPE                                               None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.11               REVIEW/TRANSITION PLAN FINAL                  1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.11               REVIEW/TRANSITION PLAN FINAL                  1% OF INVOICE OR COMPENSATION FAIR AND
                                                                                                REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.4.11       Transition Plan Draft; Transition Plan Final                           None
------------------------------------------------------------------------------------------------------------------------------------
TASK# 5          C.3.2.5                        TIs/MSR/IPR/SAPE                                         None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.5.1                      TIs/MSR/IPR/SAPE                                         None
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.5.1                        MSR/IPR/SAPE                                           None
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-10

                    ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                  ATTACHMENT A

     Task            RFQ            REQUIRED SERVICE                  STANDARD                    ACCEPTABLE QUALITY LEVELS
                   Section            Requirements                  Performance                      Performance Metrics
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.5.2      TECH SPT SERVICES            PROVIDE SUPPORT PER            PER TECHNICAL INSTRUCTIONS
                                                            TECHNICAL INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.5.3      MARKETING SUPPORT            MARKET MIRROR SITE SERVICES    PER TECHNICAL INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.5.3      Marketing Support            ID needs to the COR            Areas of Need Identified
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.5.4      SPECIALIZED SUPPORT          PROVIDE CUSTOM SUPPORT         PER TECHNICAL INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
                C.3.2.5.4      Specialized Support          ID needs to the COR            Areas of Need Identified
------------------------------------------------------------------------------------------------------------------------------------
*NOTE: THE TERMS AND CONDITIONS OF THE INSPECTION AND
ACCEPTANCE CLAUSE AND ANY OTHER CLAUSE OF THE GSA
SCHEDULE CONTRACT REMAIN, NOTWITHSTANDING THE FACT
THAT FOR SOME TASKS NO NEGATIVE INCENTIVE HAS BEEN
SPECIFIED.
------------------------------------------------------------------------------------------------------------------------------------

     TASK            RFQ                     METHOD OF SURVEILLANCE                              NEGATIVE INCENTIVE*
                   Section                     Quality Assurance                                 Impact on Payments*
                  Reference
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.5.2       CUSTOM TECHNICAL SUPPORT ACTIVITY REPORTS/MSR/         1% OF INVOICE OR COMPENSATION FAIR AND
                                      IPR/ SAPE/REVIEW OF TI DELIVERABLES                       REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.5.3       SPECIALIZED MARKETING SUPPORT ACTIVITY REPORTS/        1% OF INVOICE OR COMPENSATION FAIR AND
                                    MSR/IPR/ SAPE/REVIEW OF TI DELIVERABLES                     REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.5.3       Specialized Marketing Support Activity Reports/                         None
                                                  MSR/IPR/SAPE
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.5.4       CUSTOM SUPPORT ACTIVITY REPORTS/MSR/IPR/SAPE/          1% OF INVOICE OR COMPENSATION FAIR AND
                                           REVIEW OF TI DELIVERABLES                            REASONABLE TO PARTIES
------------------------------------------------------------------------------------------------------------------------------------
                 C.3.2.5.4        Custom Support Activity Reports/MSR/IPR/SAPE                           None
------------------------------------------------------------------------------------------------------------------------------------

GSA OLU PROJECT NO. 20215GSD-02  APRIL 18, 2001                        PAGE A-11

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

                                 ATTACHMENT B

================================================================================

                         PROBLEM NOTIFICATION REPORT

TASK ORDER:  _____________________DATE:  _______________

1.  Nature and sources of problem:


2.  COR was verbally notified on:  (date) ___________________


3.  Is action required by the Government?    Yes_____  No_____


4.  If YES, describe Government action required and date required:


5.  Will problem impact delivery schedule?    Yes_____  No_____


6.  If YES, identify what deliverables will be effected and extent of delay:


7.  Can required delivery be brought back on schedule?    Yes_____  No_____


8.  Describe corrective action needed to resolve problems:


9.  When will corrective action be completed?


10.  Are increased costs anticipated?    Yes_____  No_____


11. Identify amount of increased costs anticipated, their nature, and define Government responsibility for problems and costs:



GSA OLU PROJECT NO.  20215GSD-02                                        PAGE B-1

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

     ATTACHMENT C: SAMPLE COURSES FROM REQUIRED AREAS (FOR BID PURPOSES)

================================================================================



Below are course descriptions for sample courses in the required areas to be input into the bid spreadsheet and included in the awarded Task Order for information purposes.


                                                                                             BASE YEAR
                                    AREAS AND SAMPLES                                     PROJECTED USAGE  UNIT PRICE  AREA TOTAL
FINANCE & ACCOUNTING AREA                                                                       400        $          $
FUNDAMENTALS OF ACCOUNTING (INTRODUCTORY COURSE:  20 HOURS)
This practical course gives you the why's and how's to accurately conduct accounting activities. This course examines the theories of accounting, how to maintain accounting records, and how to generate financial statements. Upon completion of this course, learners will know how to record accounting information, prepare financial statements, and understand generally accepted accounting principles.

DESKTOP APPLICATIONS AREA                                                                       1500       $          $
POWERPOINT 97 INTRODUCTION (INTRODUCTORY COURSE:  5 HOURS)
This class teaches the basic features and functionality of Microsoft PowerPoint
97. The following topics are covered:
- Introduction to PowerPoint
- Beginning a presentation
- Drawing tools
- Clip art and WordArt
- Organization charts and Microsoft Graph
- Templates and the Slide Master
- Slide shows, output, and presentation options
- Saving presentations for Internet viewing and delivery

GSA OLU PROJECT NO.  20215GSD-02                                        PAGE C-1

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

     ATTACHMENT C: SAMPLE COURSES FROM REQUIRED AREAS (FOR BID PURPOSES)
================================================================================

                                                                                             BASE YEAR
                                    AREAS AND SAMPLES                                     PROJECTED USAGE  UNIT PRICE  AREA TOTAL
BUILDING TRADES (BOCA) AREA                                                                     100        $          $
MIXED OCCUPANCY (INTRODUCTORY COURSE:  2 HOURS)
After completing the seminar, learners will be better able to:
- Define the concept of mixed occupancies.
- Identify and define three options for code compliance for mixed occupancies.
- Follow a four step process for determining code requirements for the nonseparated uses option.
- Follow a six step process for determining code requirements for the separated uses option.
- Explain the relative costs and benefits for each option.

COMPUTER COURSES AREA (CERTIFICATION, WEB DESIGN, WEB USER, ETC)                                600        $          $
DESIGNING WEB PAGES (INTRODUCTORY COURSE:  4 HOURS)
Create Web page content using the popular hypertext markup language (HTML).
You will learn how to use HTML in formatting documents, using hypertext links, adding images to pages, and using style and design. . Course assumes familiarity with the World Wide Web and the ability to use a word processor.

GSA OLU PROJECT NO.  20215GSD-02                                        PAGE C-2

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

     ATTACHMENT C: SAMPLE COURSES FROM REQUIRED AREAS (FOR BID PURPOSES)
================================================================================

                                    AREAS AND SAMPLES                                     PROJECTED USAGE  UNIT PRICE  AREA TOTAL
PROJECT MANAGEMENT AREA                                                                         1000       $          $
PROJECT MANAGEMENT #1 (INTRODUCTORY COURSE:  3 HOURS)
In this course, project managers will learn the following fundamentals of
Project Management:
- List the five steps of the project management process.
- Implement seven steps during project planning.
- Complete six steps when executing a project plan.
- Identify six project areas that should be controlled.
- Ask questions to determine when a project should be terminated.

MANAGEMENT "SOFT SKILLS" AREA                                                                   400        $          $
FUNDAMENTALS OF BUSINESS WRITING (INTRODUCTORY COURSE:  3 HOURS)
Participants in this course will learn to:
- Identify and avoid common writing pitfalls.
- Follow various writing guidelines. -Understand why word choice is important.
- Properly structure a paragraph. -Use positive and negative messages effectively.


GSA OLU PROJECT NO.  20215GSD-02                                        PAGE C-3

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

     ATTACHMENT C: SAMPLE COURSES FROM REQUIRED AREAS (FOR BID PURPOSES)
================================================================================

                                                                                             BASE YEAR
                                    AREAS AND SAMPLES                                     PROJECTED USAGE  UNIT PRICE  AREA TOTAL
MARKETING AND SALES AREA                                                                        300        $          $
EFFECTIVE SALES PRESENTATIONS (INTRODUCTORY COURSE:  1.5 HOURS)
In this course you will learn how to:
- Instantly capture a prospect's interest on the first face-to-face sales call
- Strategically question your customer to uncover his or her REAL business issue that you can help with
- Sell against your competition without lowering your price
- Transition to the sales close
- Identify the seven universal customer sales needs

PERSONAL DEVELOPMENT AREA                                                                       500        $          $
TIME MANAGEMENT (INTRODUCTORY COURSE:  2 HOURS)
This course will develop the skills you need to manage your time effectively..
You will use various time management techniques to meet your own deadlines as well as help your employees meet theirs. Learn to:
- Understand the importance of time management.
- Recognize the myths of time management.
- Differentiate between important and urgent issues.
- Identify time control problems.
- Develop a time management plan.

GSA OLU PROJECT NO.  20215GSD-02                                        PAGE C-4

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

     ATTACHMENT C: SAMPLE COURSES FROM REQUIRED AREAS (FOR BID PURPOSES)
================================================================================

                                                                                             BASE YEAR
                                    AREAS AND SAMPLES                                     PROJECTED USAGE  UNIT PRICE  AREA TOTAL
INFORMATION TECHNOLOGY - OTHER AREAS                                                            200        $          $
INTRODUCTION TO TCP/IP CONCEPTS (INTRODUCTORY COURSE:  4 HOURS)
This course provides an overview of the use of TCP/IP with several different operating systems.  The relationships between the OSI reference, Microsoft networking, and TCP/IP models are discussed.  This leads into a detailed explanation of the TCP/IP Application layer and how data is processed.

GSA COURSES AREA (Courses are already owned by Government and need only be delivered)          15,000      $          $
ANNUAL ETHICS TRAINING (REFRESHER COURSE:  0.5 HOURS)
This OGE web-based training module on "Gifts from Outside Sources" will refresh your knowledge of the ethics gift rules through an interactive experience.

HOW TO RESPOND TO AN ANTHRAX THREAT (INTRODUCTORY COURSE: 1.5 HOURS)
The mail center is a major gateway into any business or government agency. Each day, the typical mail center handles hundreds or thousands of packages from routine letters to confidential documents, high value parcels, and even money.
Despite this, many managers overlook security and training for this critical nerve center. An effective mail center security program should have two components, a plan for what to do in a common situation and training for all employees. This training module will give you, the Mail Manager, the tools to prepare your staff for how to respond to an anthrax threat in a mail center.
(CONTINUED NEXT PAGE)

GSA OLU PROJECT NO.  20215GSD-02                                        PAGE C-5

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

     ATTACHMENT C: SAMPLE COURSES FROM REQUIRED AREAS (FOR BID PURPOSES)
================================================================================

NCR NEW EMPLOYEE ORIENTATION (INTRODUCTORY COURSE:  1.5 HOURS)
NCR's New Employee Orientation program provides the new employee with a broad overview of the services that GSA performs. It covers the following areas:
- An overview of GSA's mission and strategic goals
- An introduction to NCR's Customer Service Philosophy, Core Values and
  Standards
- An overview of the NCR structure and the services provided by our components to include information about the NCR Business Strategy and Operational Plan
- Information on conduct and ethics
- Information about EEO
- Information about Employment matters
- Information about Employee Benefits

                      Information about Career Management

PEGASYS NAVIGATION (INTRODUCTORY AND REFRESHER COURSE:  2 HOURS)

Pegasys Navigation will take approximately 2 hours to complete and will teach you how to use Pegasys. This course will also serve as refresher/maintenance training. After successful completion of the course, you will have learned navigation skills, how to create and route transactions, approve or disapprove forms, create and attach memos and external documents to Pegasys forms, search for forms and documents, and print GSA purchasing forms and documents.

PURCHASE CARD TRAINING (INTRODUCTORY AND REFRESHER COURSE:  2 HOURS)

This course provides the required training that purchase cardholders and approving officials in GSA must complete before their purchase card accounts can be established. The course covers account setup and maintenance procedures, procurement regulations governing micropurchases, record keeping requirements and purchase card security requirements.

GSA OLU PROJECT NO.  20215GSD-02                                        PAGE C-6

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

     ATTACHMENT C: SAMPLE COURSES FROM REQUIRED AREAS (FOR BID PURPOSES)
================================================================================

                                                                                             BASE YEAR
                                    AREAS AND SAMPLES                                     PROJECTED USAGE  UNIT PRICE  AREA TOTAL
AREA TOTALS:
FINANCE & ACCOUNTING AREA                                                                              400 $          $
DESKTOP APPLICATIONS AREA                                                                             1500 $          $
BUILDING TRADES (BOCA) AREA                                                                            100 $          $
COMPUTER COURSES AREA (CERTIFICATION, WEB DESIGN, WEB USER, ETC)                                       600 $          $
PROJECT MANAGEMENT AREA                                                                               1000 $          $
MANAGEMENT "SOFT SKILLS" AREA                                                                          400 $          $
MARKETING AND SALES AREA                                                                               300 $          $
PERSONAL DEVELOPMENT AREA                                                                              500 $          $
INFORMATION TECHNOLOGY - OTHER AREAS                                                                   200 $          $
GSA COURSES AREA (Courses are already owned by Government and need only be delivered)               15,000 $          $
                                                                          BASE YEAR TOTAL           20,000

NOTE: For Option 1 and Option 2 pricing, the Offeror shall apply the same ratio of usage per course area to the total usage per period. For example, Finance & Accounting Area represents 2% of the base total usage of 20,000; 2% of the Option 1 usage of 30,000, and 2% of the Option 2 usage of 40,000.


GSA OLU PROJECT NO.  20215GSD-02                                        PAGE C-7

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

        ATTACHMENT D: GSA ON-LINE UNIVERSITY CURRENT REQUIRED COURSES

===============================================================================

        NOTE: THIS COURSE CATALOG IS CURRENTLY REQUIRED FOR THE EXISTING ON-LINE REQUIREMENT BUT NOT A MANDATORY REQUIREMENT FOR THE ON-LINE
     UNIVERSITY RFQ AS AMENDED #20215GSD-02 AND IS INCLUDED IN THE AWARDED
                      TASK ORDER FOR INFORMATION PURPOSES
                                 COURSE CATALOG
                                   (8/14/00)


ACCOUNTING AND FINANCE

Asset Allocation
Bond Funds: Case Study
Business Math and Statistics
Capital Budgeting
Designing Financial Strategies Part I: Understanding Client Needs
Designing Financial Strategies Part II: Building Client Wealth
Designing Financial Strategies Part III: Preserving Client Assets
Equity Investing: Concentrated Portfolios & the Perils of Arbitration Essentials of Accounting
Ethics and Suitability
Financial Accounting: A Management Perspective
Mortgage-Backed Security - Asset-Backed, Multi-Family & Commercial Securities Mortgage-Backed Security - Collateralized Mortgage Obligations
Mortgage-Backed Security - Investment Considerations & Regulatory Requirements Mortgage-Backed Security - Pass-Through Securities
Mortgage-Backed Security - Value in MBSs
Mutual Funds: A Case Study
Outside Business Activities and Selling Away
Public Communication
Qualified Retirement Plans I: Plan Types and Benefits
Qualified Retirement Plans II: Plan Types and Benefits
Recommending Mutual Funds
Registered Investment Advisors
Senior Needs Planning Part I
Senior Needs Planning Part II
Senior Needs Planning Part III
Supervising Registered Representatives: Case Studies in Suitability and Ethics The Basics of Budgeting
The Financial Accounting Cycle
The MBA Primer - Business Statistics
The MBA Primer - Complete Package
The MBA Primer - Finance
The MBA Primer - Financial Accounting
The MBA Primer - Managerial Economics
Understanding Corporate Finance
Understanding Financial Statements
Variable Annuities

GSA OLU PROJECT NO.  20215GSD-02                                       PAGE D-1

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

        ATTACHMENT D: GSA ON-LINE UNIVERSITY CURRENT REQUIRED COURSES
================================================================================

CERTIFICATION

A+: Maintaining Your PC - Part 1
A+: Maintaining Your PC - Part 2
A+: Supporting DOS/Windows - Part 1
A+: Supporting DOS/Windows - Part 2
Administering Web Sites (MCSE #70-087)
Analyzing Business Requirements - Part 1
Analyzing Business Requirements - Part 2
Analyzing Business Requirements - Part 3
Analyzing Business Requirements - Part 4
Component Servers of IIS (MCSE #70-087)
Configuring the Server Resources (MCSE #70-068)
Designing Database and User Interface
Developing Logical Design

Developing Technical Architecture
Implementing the Windows NT Server 4.0 (MCSE #70-067)
Implementing the Windows NT Workstation (MCSE #70-073)
Installation and Configuration (MCSE #70-068)
Internetworking the NT Server 4.0 (MCSE #70-068)
Internetworking with TCP/IP (MCSE #70-059)
Introduction to IIS (MCSE #70-087)
Java 2 Platform - Building GUI (Sun Exam #310-025)
Java 2 Platform - Classes and Inheritance (Sun Exam #310-025)
Java 2 Platform - Exceptions and Threads (Sun Exam #310-025)
Java 2 Platform - Introduction to Java 2 (Sun Exam 310-025)
Java 2 Platform - Java Languages and Semantics (Sun Exam #310-025)
Java 2 Platform - Standard Packages (Sun Exam #310-025)
MS SQL Server 7.0 - Automating Tasks and Loading Data (MCSE + Internet #70-028) MS SQL Server 7.0 - Optimizing Query Performance (MCSD/MCSE + Internet #70-029) MS SQL Server 7.0 - Replication and Server Performance (MCSE + Internet #70-028) MS SQL Server 7.0: Managing Databases - Part 1 (MCSE + Internet #70-028)
MS SQL Server 7.0: Managing Databases- Part 2 (MCSE + Internet #70-028)
MS Visual Basic 6.0 - Accessing Data in Distributed Systems (MCSD #70-175)
MS Visual Basic 6.0 - Building Com Components (MCSD #70-175)
MS Visual Basic 6.0 - Building Components with MTS (MCSD #70-175)
MS Visual Basic 6.0 - COM Components (MCSD #70-176)
MS Visual Basic 6.0 - Creating Internet Applications (MCSD #70-175)
MS Visual Basic 6.0 - Data Access (MCSD #70-176)
MS Visual Basic 6.0 - Debugging and Compilation (MCSD #70-176)
MS Visual Basic 6.0 - Debugging and Compiling Applications (MCSD #70-175)
MS Visual Basic 6.0 - Internet Programming and Deploying (MCSD #70-176)
MS Visual Basic 6.0 - Programming Fundamentals (MCSD #70-176)
MS Visual Basic 6.0 - Visual Basic 6 Fundamentals (MCSD #70-175)
Maintaining Networks (MCSE #70-058)
Managing Resources (MCSE #70-068) version 2

GSA OLU PROJECT NO.  20215GSD-02                                       PAGE D-2

                   ATTACHMENT #1 TO TASK ORDER T0901BH5001

        ATTACHMENT D: GSA ON-LINE UNIVERSITY CURRENT REQUIRED COURSES
================================================================================
CERTIFICATION (CONTINUED)

Managing TCP/IP Networks (MCSE #70-059)
Microsoft SQL Server 7.0 - Implementing Data Integrity (MCSD/MCSE + Internet #70 Microsoft SQL Server 7.0 - Installing and Configuring (MCSE + Internet #70-028) Microsoft SQL Server 7.0 - Introducing SQL Server Architecture (MCSD/MCSE + Inte Microsoft SQL Server 7.0 - Managing Data Processing (MCSD/MCSE + Internet #70-02 Microsoft SQL Server 7.0 - Retrieving Information (MCSD/MCSE + Internet #70-029) Monitoring and Optimization - 1 (MCSE #70-068)
Monitoring and Optimization - 2 (MCSE #70-068)
Networking Essentials - Part 1 (NETg MCSE)
Networking Essentials - Part 2 (NETg MCSE)
Networking Fundamentals (MCSE #70-058)
Networking Operation (MCSE #70-058)
Networking Standards (MCSE #70-058)
Networking with the NT Workstation (MCSE #70-073)
Networking with the Windows NT Server 4.0 (MCSE #70-067)
PC Repair I - Basic A+ Certification
PC Repair II - Intermediate A+ Certification
PC Repair III - Advanced A+ Certification
Planning for the NT Server 4.0 (MCSE #70-068)
Supporting the Windows NT Server 4.0 (MCSE #70-067)
Supporting the Windows NT Workstation (MCSE #70-073)
TCP/IP Services (MCSE #70-059)
Troubleshooting the NT Server 4.0 (MCSE #70-068)

DESKTOP APPLICATIONS

Access 7.0 for Windows 95 Fundamentals  version 2
Access 97 Intermediate version 2
Access 97 Introduction version 2
Adobe Acrobat 3.01
Adobe PageMill 3.0
Crystal Reports 6.0 Advanced
Crystal Reports 6.0 Introduction
Excel 7.0 for Windows 95 Fundamentals  version 2
Excel 97 Intermediate version 2
Excel 97 Introduction version 2
MS Access 2000: Fundamentals
MS Excel 2000: Fundamentals
MS FrontPage 98: Intermediate
MS FrontPage 98: Introduction
MS Outlook 98
MS PowerPoint 2000: Fundamentals
MS Word 2000: Fundamentals
Microsoft Access 2000: End User Fundamentals
Microsoft Excel 2000: Fundamentals

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DESKTOP APPLICATIONS (CONTINUED)

Microsoft Outlook 2000: Fundamentals
Microsoft PowerPoint 2000: Fundamentals
Microsoft Windows 98: End User Fundamentals
Microsoft Word 2000: Fundamentals
Optimizing Projects (MS Project 98)
PhotoImpact 4
PowerPoint 97 Intermediate version 2
PowerPoint 97 Introduction version 2
Scheduling and Tracking Projects (MS Project 98)
Simply 3D
Word 7.0 for Windows 95 Fundamentals version 2
Word 97 Intermediate version 2
Word 97 Introduction version 2


BUILDING TRADES-BOCA COURSES

Hot Water Systems
International Property Maintenance and Housing Inspection Online Pract. Set Issuing Temp Cert of Occupancy
Keys to Successful Building Dept. Management
Mixed Occupancy
Right of Entry
Soil investigation Basics
Structural Loads
3B Fire Protection
Building the Media Relationship
Concepts for Exterior Wall Fire Resistance
Concepts of the International Property Maintanence Code: Light Ventilation....
Fire Suppression Systems



MANAGEMENT SKILLS

(#1) Project Management: Leadership and Language
(#2) Project Management: Analyzing, Planning and Scheduling
(#3) Project Management: Resources, Budgets, and Implementation
(#4) Project Management: Project Controls, Risks, Communications & Time Manag Assigning Tasks Effectively version 2
Business Communications: A Managerial Approach
Coaching for Improved Performance version 2
Dealing With Complaints version 2
Dealing With Conflicts version 2
Delegating Effectively version 2
Delegating for Results
Developing Performance Standards version 2

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MANAGEMENT SKILLS (CONTINUED)

Effective Leadership in the New Workplace
Empowerment
Ethics in Business
Fundamental Skills of Communicating version 2
Fundamental Skills of Management version 2
How To Train an Outstanding Customer Service Team by Bob Losyk
How to Create Standards and Measure Performance by Bob Losyk
I Have to Fire Someone! version 2
ISO 9000
Interviewing - More Than A Gut Feeling version 2
Leadership Skills for Women
Leading Teams for Success version 3
Making Effective Decisions Version 3
Managing People Through Change- 2nd Ed.
Motivation in the Workplace version 2
Preparing For Change version 2
Self-Managing Teams
Team Building
The Art of Giving and Receiving Feedback version 2
The Delegation Advantage version 3
The Human Touch Performance Appraisal version 2
The Motivating Leader
The New Supervisor
Using Positive Discipline version 2


OFFICE SKILLS

Advanced Business Writing version 2
Advanced Grammar version 3
Advanced Punctuation version 2
Advanced Spelling version 2
Advanced Vocabulary version 2
Basic Business Math
Basic Business Writing version 2
Basic Clerical Skills version 2
Basic Grammar version 2
Basic Punctuation version 2
Basic Spelling version 2
Basic Vocabulary version 2
Effective Meeting Skills
Effective Presentation Skills
Formatting version 2
Intermediate Spelling version 2
Intermediate Vocabulary version 2
Proofreading version 2
Technical Presentation Skills

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OPERATING SYSTEMS

Administering Microsoft Windows NT 4.0 - Part 1
Administering Microsoft Windows NT 4.0 - Part 2
Novell NetWare 4.11 Advanced Administration - Part 1
Novell NetWare 4.11 Advanced Administration - Part 2
Novell NetWare 4.11 Advanced Administration - Part 3
Windows NT 4.0 Fundamentals version 3



PERSONAL DEVELOPMENT

Calming Upset Customers
Creativity and Innovation
Developing Self Esteem
Effective Problem Solving version 2
Focusing the Guerrilla Collaborator in You by Jay Conrad Levinson
How To Get Everything Done (And Still Have A Life) version 2
Job Strategies for New Employees version 2
Negotiating Your Success by Dr. James F. Hennig
Personal Time Management
Power & Influence by Tony Alessandra
Power Talking by George Walther
Preventing Job Burnout
Professional Excellence for Secretaries
Quality At Work
Risk Taking
Successful Negotiations
The 5 Second Stress Solution
The Business of Listening
The Memory Works(R) for Names and Faces
The GSA OLU Experience
The GSA OLU Experience (no plug-in)
Workshop in Conflict Solutions



PROGRAMMING

Advanced Programming In C
Building GUI Applications in Java
Getting Started With C
Getting Started with Java
Implementing JavaBeans
Java 2 Platform - Advanced Java (Sun Exam #310-025)
Learning JavaScript
Learning Programming With C
Mastering Java

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PROGRAMMING (CONTINUED)

Mastering Programming in C
Object Oriented Analysis and Design
Object Oriented Programming in C++
Using Packages in Java
VBA Foundations for AutoCAD
VBA Solutions for AutoCAD
Visual Basic 5.0, Level 1: Programming Fundamentals of Visual Basic 5.0 Visual Basic 5.0, Level 2: Programming Visual Basic 5.0 Applications Visual Basic 5.0, Level 3: Advanced Visual Basic 5.0 Programming Concepts Visual Basic for Applications



REGULATORY & COMPLIANCE

Accident Investigation
Bloodborne Pathogen Awareness R.2 KSR
Diversity Issues in the Workplace 3rd. Ed.
Driving Safety
Ethics - Taking the High Road by Frank Bucaro
Eye Safety
Fire Prevention and Safety
Forklift Safety
Handling Diversity in the Workplace version 2
Industrial Ergonomics
Legal Issues for Managers version 2
Lock-Out/Tag-Out
OSHA - Ergonomics II - Release 2
OSHA - Personal Protective Equipment Demo
OSHA- Confined Space Entry - Release 2
OSHA- Ergonomics I - Release 2
OSHA- Fire Prevention - Release 2
OSHA- Flammable and Combustible Liquids- Release 2
OSHA- Hazard Communication - Release 2
OSHA- Hearing Protection- Release 2
OSHA- Lockout Tagout - Release 2
OSHA- Personal Protective Equipment - Release 2
OSHA- Respiratory Protection - Release 2
Orientation to Lab Safety
Personal Protective Equipment.
Right-To-Know for Industrial Facilities
Safety Attitudes
Sexual Harassment - Crisp
Sexual Harassment in the Workplace 3rd ed.
Stopping Sexual Harassment Before It Starts version 2
Workplace Violence

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SALES & MARKETING

21st Century Selling by Peter Thomas
Consulting: How to Manage the Account by Paul O'Neil
Consulting: Making the First Contact by Paul O'Neil
Guerrilla Marketing by Jay Conrad Levinson
High Energy Selling by Anthony Parinello
Opening Closed Doors by C. Richard Weylman
Professional Selling
Smart Questions For Salespeople by Dorothy Leeds
Write Sales Letters That Make Your Phone Ring by David Garfinkel



GSA COURSES

Annual Ethics Training for 2000
How to Respond to an Anthrax Threat in the Mail Center
NCR New Employee Orientation
Pegasys Training 1
Purchase Card Training
Pegasys Training 2



TECHNICAL TRADES

Distribution Substation Operation
Fire Alarm Systems
Fire Sprinkler Systems
Protection of Distribution Feeders from Faults
Three-Bus Load Flow



TELECOMMUNICATIONS

Asynchronous Transfer Mode - 2
Basic Data Communications version 3
Basic Telecommunications version 3
Broadband Technologies
Business Communications - Systems and Services
Communications Electronics
Computer Telephony Integration Essentials version 2
DS3 Fundamentals
Datacomm Fundamentals
E1/2M Transmission Fundamentals
Emerging Network Technologies
Fiber Optic Communication
Fiber Optic System Design and Specification (V 2)
Frame Relay - Applications and Technology

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TELECOMMUNICATIONS (CONTINUED)

ISDN Technology
Interconnecting Ethernet & Token Ring LANs
Introduction to Internet/Intranet Technology
Introduction to xDSL Technology
LAN version 2
Local Area Networking
Networking Technologies Series-ATM
SONET
T1 Testing
T1 Transmission Basics
TCP/IP: Concepts and Applications
Telecommunications Technologies
Understanding the Public Telephone Network
Wireless Technologies:  Data- Release 2
Wireless Technologies:  Issues and Concerns- Release 2
Wireless Technologies:  LEC- Release 2
Wireless Technologies:  Overview - Release 2
Wireless Technologies:  Paging - Release 2
Wireless Technologies:  Voice - Release 2
Wireless Technologies:  Voice Advanced- Release 2
X.25 Fundamentals - Revised



TELETUTOR

Teletutor Sampler



WEB DESIGN

ActiveX Fundamentals
Advanced Features of HTML
Advanced JavaScript
Basic JavaScript
Conducting Business on the Net
Designing Web Applications
Designing Web Pages
HTML 4.0 Fundamentals version 2
HTML 4.0 Intermediate
HTML Fundamentals
Launching a Business on the Net
Securing Applications on the Internet
Understanding Internet Security
Using Active Server Pages
Using Dynamic HTML and VBScript

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WEB USER

Exploring the Web with Microsoft Internet Explorer 5
IE 5.0 - Deploying IE 5.0 Using IEAK 5.0
IE 5.0 - Setting Up Components
Microsoft Internet Explorer 5.0: Fundamentals
Netscape Communicator 4.5: Fundamentals
Windows on the Web - Internet Explorer Edition
Windows on the Web - Navigator Edition
Windows on the Web for Internet Explorer 3.X (NPI)
Windows on the Web for Internet Explorer 4.X (NPI)
Windows on the Web for Netscape 3.X (NPI)
Windows on the Web for Netscape Communicator 4.X (NPI)
Windows on the Web- Netscape Navigator 4.0

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